AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001


                                                     REGISTRATION NO. 333-95155

                                                                      811-9779

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [   ]
                             PRE-EFFECTIVE AMENDMENT NO. __               [   ]


                             POST-EFFECTIVE AMENDMENT NO. 2               [ X ]


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [   ]
                               AMENDMENT NO.    6                         [ X ]
                                             -------


                              JPF VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

             100 N. Greene Street, Greensboro, North Carolina 27401

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (336) 691-3000

NAME AND ADDRESS OF
AGENT FOR SERVICE:                                   COPY TO:

Shari J. Lease, Esquire                              Joan E. Boros, Esquire
Jefferson Pilot Financial Life                       Jorden Burt Boros Cicchetti Berenson & Johnson LLP
Insurance Company                                    1025 Thomas Jefferson Street, N.W.
One Granite Place                                    Suite 400 East
Concord, NH  03301                                   Washington, DC  20007-0805

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] On (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[X] On May 1, 2001 pursuant to paragraph (a) (1) of Rule 485


IF APPROPRIATE CHECK THE FOLLOWING BOX:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

APPROXIMATE DATE OF PROPOSED OFFERING:
         As soon as practicable after effectiveness of the Registration
Statement

TITLE OF SECURITIES BEING REGISTERED:
         Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                            Prospectus: May 1, 2001


                       The Pilot Elite Variable Annuity
                                   Issued by
                  Jefferson Pilot Financial Insurance Company
                              In connection with
                     JPF Variable Annuity Separate Account

One Granite Place, Concord, New Hampshire 03301      Telephone No.: 800-258-3648
                                                                       Ext. 5394
--------------------------------------------------------------------------------

This Prospectus describes the Pilot Elite Variable Annuity (the "Policy"), an individual flexible premium deferred variable annuity offered by Jefferson Pilot Financial Insurance Company ("we", "our" or the "Company"). The Policy is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.



Because this is a flexible premium annuity policy, you may pay multiple premiums. We allocate your premiums among the Variable Sub-accounts of the JPF Variable Annuity Separate Account and the Interest Rate Guarantee Periods of the Guaranteed Interest Account in the proportions that you choose. Each Variable Sub-account invests exclusively in shares of one of the following
Portfolios:

JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Small-Cap Value Portfolio
JPVF Growth Portfolio
JPVF Mid-Cap Growth Portfolio
JPVF Mid-Cap Value Portfolio
JPVF S&P 500 Index Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
American Century VP International
  Fund
Ayco Large Cap Growth Fund I
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund[RegTM] Portfolio
MFS Research Series
MFS Utilities Series
PIMCO Total Return Bond Portfolio

We will continue to allocate your premium payments to the Variable Sub-accounts that invest in the Oppenheimer Capital Appreciation Fund/VA, the Oppenheimer Bond Fund/VA and the Oppenheimer Strategic Bond Fund/VA if you provided us with written allocation instructions dated prior to May 1, 2001 directing us to do so.


We may make available other allocation options in the future. Not all Variable Sub-accounts or Interest Rate Guarantee Periods may be available in all states.

Your Accumulation Value will vary up or down depending on the investment performance of the Variable Sub-accounts to which you have allocated your premium payments. We do not guarantee any minimum Accumulation Value for amounts allocated to the Variable Sub-accounts. Amounts which you allocate to the Guaranteed Interest Account will earn a specified interest rate. A Market Value Adjustment ("MVA") could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Guaranteed Interest Account. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have filed a Statement of Additional Information dated May 1, 2001 with the Securities and Exchange Commission ("SEC"). The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above or checking the appropriate box on the application at time of purchase. The Table of Contents of the Statement of Additional Information appears at page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

Policies and shares of the Portfolios are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the Policies involves certain investment risks, including possible loss of principal invested.

This Prospectus and other information about the JPF Variable Annuity Separate Account required to be filed with the SEC can be found in the SEC's web site at http://www.sec.gov or may be obtained from the SEC's public reference room by calling 202-942-8090.

table of contents
--------------------------------------------------------------------------------


                                                      Page                                                           Page
                                                      -----                                                          ----
DEFINITIONS ...................................         4       Withdrawal Charge ............................        32
FEE TABLES ....................................         6       Mortality and Expense Risk Charge ............        32
 Owner Transaction Expenses ...................         6       Administrative Expense Charge ................        33
 Separate Account Annual Expenses .............         6       Optional Enhanced Death Benefit
 Portfolio Company Annual Expenses ............         7        Charges .....................................        33
 Examples .....................................         8       Optional Extended Care Confinement &
SUMMARY INFORMATION ABOUT YOUR                                   Terminal Illness Rider Charge ...............        33
 POLICY .......................................        12       Transfer Charge ..............................        33
CONDENSED FINANCIAL INFORMATION ...............        16       Premium Taxes ................................        33
ALLOCATION OPTIONS ............................        17       Federal, State and Local Taxes ...............        33
 Separate Account Investments .................        17       Other Expenses Including Investment
 Mixed and Shared Funding: Conflicts of                          Advisory Fees ...............................        33
  Interest ....................................        20       Reduction in Charges for Certain Groups               33
 The Guaranteed Interest Account ..............        20      CERTAIN FEDERAL INCOME TAX
 Market Value Adjustment ......................        21       CONSEQUENCES .................................        34
THE PILOT ELITE VARIABLE ANNUITY                                Taxation of Annuities ........................        35
 POLICY .......................................        21        In General ..................................        35
 Application and Issuance of Policies .........        21        Possible Changes in Taxation ................        35
 Free Look Period .............................        22        Withdrawals from Qualified Policies .........        35
 Premium Payments .............................        22        Withdrawals from Non-Qualified
  Initial Premium Payment .....................        22         Policies ...................................        35
  Additional Premium Payments .................        22        Annuity Payments ............................        36
  Allocation of Premium Payments ..............        22        Penalty Tax .................................        36
 Accumulation Value ...........................        23        Death Benefit Proceeds ......................        36
  Separate Account Accumulation Unit                             Gifts and Other Transfers or Exchanges
   Value ......................................        23         of the Policy ..............................        37
  Minimum Accumulation Value ..................        24        Multiple Policies ...........................        37
 Transfers ....................................        24        Withholding .................................        37
  Telephone Transfers and Reallocations                25        Other Tax Consequences ......................        37
 Automated Transfers (Dollar Cost                                Qualified Plans .............................        37
  Averaging and Automatic Rebalancing) ........        25        Qualified Pension and Profit Sharing
DISTRIBUTIONS UNDER THE POLICY ................        26         Plans ......................................        37
 Withdrawals ..................................        26        Individual Retirement Annuities .............        37
 Systematic Withdrawal Plan ...................        27        Tax-Sheltered Annuities .....................        38
 Annuity Payments .............................        28        Section 457 Deferred Compensation
  Maturity Date ...............................        28         ("Section 457") Plans ......................        38
  Election of Payment Option ..................        28      JEFFERSON PILOT FINANCIAL INSURANCE
 Payment Options ..............................        28       COMPANY ......................................        39
 Death Benefit ................................        30       The Separate Account .........................        39
  Death of Owner Prior to Maturity Date                30      DISTRIBUTOR OF THE POLICIES ...................        39
  IRS Required Distribution ...................        30      VOTING RIGHTS .................................        40
  Spousal Continuation of Policy ..............        30      LOANS .........................................        40
  Death of Annuitant Prior to Maturity                         ADDITIONAL INFORMATION ABOUT THE
   Date .......................................        31       SEPARATE ACCOUNT .............................        41
  Death of Annuitant on or After                                Addition, Deletion, or Substitution of
   Maturity Date ..............................        31        Investments .................................        41
  Death of Owner on or After Maturity                           Performance Data .............................        42
   Date .......................................        31       Company Ratings ..............................        43
  Payment of Death Benefit to                                  GENERAL POLICY PROVISIONS .....................        44
   Beneficiary ................................        31      LEGAL PROCEEDINGS .............................        45
 Payment Not Honored by Bank ..................        31      AVAILABLE INFORMATION .........................        45
 Beneficiary ..................................        31      STATEMENT OF ADDITIONAL
 Restrictions Under Qualified Policies ........        31       INFORMATION TABLE OF CONTENTS ................        46
 Restrictions Under Section 403(b) Plans ......        31      APPENDIX I--WITHDRAWAL CHARGE
CHARGES AND DEDUCTIONS ........................        32       CALCULATION ..................................       I-1

                                               Page                                                      Page
                                               ----                                                      ----
APPENDIX II--MARKET VALUE                                  Ayco Series Trust .........................
 ADJUSTMENT CALCULATION AND                                Fidelity's Variable Insurance Products
 EXAMPLES ..................................   II-1         Funds (VIP and VIP II) ...................   VIP-I
FUND PROSPECTUSES                                          MFS Variable Insurance Trust .............. MFSRS-1
 Jefferson Pilot Variable Fund, Inc. .......  JPVF-1       PIMCO Variable Insurance Trust ............
 American Century VP International Fund.....


--------------------------------------------------------------------------------

 This prospectus does not constitute an offer in any jurisdiction in which such offering may not lawfully be made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon.

--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------------------

Accumulation Unit--A unit of measure which we use to calculate Separate Account Value during the Pay-in Period.

Accumulation Value--The value of all of the Accumulation Units held under your Policy in the Separate Account plus the value of all amounts held under your Policy in the Guaranteed Interest Account.

Annuitant--The natural person upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the application. The Annuitant cannot be changed unless the Annuitant named in the application dies.

Annuity Payments--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Accumulation Value and the age and sex of the Annuitant on the Maturity Date, and the payment option and payment frequency that you select.

Annuity Unit--A unit of measure we use to calculate the amount of each variable annuity payment.

Beneficiary--The persons or entities you designate to receive the Death Benefit under your Policy.


Code--The Internal Revenue Code of 1986, as amended.


Death Benefit--The amount payable upon the death of the Owner during the Pay-in Period.

Due Proof of Death--Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

Guaranteed Interest Account--An allocation option available under the Policy that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3.00% per year. We guarantee the Guaranteed Interest Account, and it is not part of the Separate Account.

Guaranteed Interest Account Value--The portion of your Accumulation Value held in the Guaranteed Interest Account.

Guaranteed Interest Rate--The applicable effective annual interest rate we will credit the Guaranteed Interest Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least 3.00% per year.


Interest Rate Guarantee Period--A specified period which begins on the date that a premium payment is allocated to (or a portion of Accumulation Value is transferred to) the Guaranteed Interest Account to accumulate at a Guaranteed Interest Rate. Currently we offer one-year, three-year, and five-year Interest Rate Guarantee Periods, as well as DCA six-month and DCA one-year Interest Rate Guarantee Periods if you participate in our dollar cost averaging program.


Investment Option--Each Variable Sub-account of the Separate Account.


Issue Age--The age of the Owner on the Policy Date.


Market Value Adjustment ("MVA")--A positive or negative adjustment applied to the Guaranteed Interest Account Value in the event of a premature Full Withdrawal, Partial Withdrawal, transfer or annuitization that is requested prior to the end of a 3-year or 5-year Interest Rate Guarantee Period. The MVA does not apply during the last 30 days of the Interest Rate Guarantee Period.


Maturity Date--The date on which we make the first Annuity Payment under your Policy. The Maturity Date is the first day of the Pay-out Period.


Owner (you, your)--The person or entity entitled to the ownership rights of the Policy. The Owner is the person in whose name the Policy is issued. It is the person or entity named in the application, unless otherwise changed. Joint Owners are permitted only if they are spouses unless we consent otherwise. You may change the Owner by sending us a signed request. Our consent is needed to change the Owner.

Payee--The person or entity you designate to receive Annuity Payments under your Policy.

Pay-in Period--The period during which you make payments to us. In the Policy the Pay-in Period is referred to as the Accumulation Period. The Pay-in Period is the period between the Policy Date and the Maturity Date.

Pay-out Period--The period during which we make payments to you. In the Policy the Pay-out Period is referred to as the Annuity Period. The

Pay-out Period begins on the Maturity Date and ends with the last Annuity
Payment.

Policy Date--The effective date of your Policy and the date from which we measure your Policy years, quarters, months and anniversaries.

Portfolios--The following Portfolios of Jefferson Pilot Variable Fund, Inc.:
International Equity Portfolio, World Growth Stock Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, Growth Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Value Portfolio, Balanced Portfolio, High Yield Bond Portfolio and Money Market Portfolio; the American Century VP International Fund; the Ayco Large Cap Growth Fund I of the Ayco Series Trust; the VIP Growth Portfolio and VIP Equity-Income Portfolio of the Variable Insurance Products Fund; the VIP II Contrafund[RegTM] Portfolio of the Variable Insurance Products Fund II; the Research Series and Utilities Series of the MFS[RegTM] Variable Insurance Trust; the Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Bond Fund/VA and Oppenheimer Strategic Bond Fund/VA of the Oppenheimer Variable Account Funds; and the Total Return Bond Portfolio of the PIMCO Variable Insurance Trust.


Request--A request in a form satisfactory to us, which is received by our Variable Annuity Service Center.

Separate Account--The JPF Variable Annuity Separate Account, a separate account of Jefferson Pilot Financial Insurance Company, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

Separate Account Value--The portion of Accumulation Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

Surrender Value--Proceeds payable upon a surrender of the Policy, equal to:

* the Accumulation Value
* plus or minus any applicable MVA
* minus any applicable Withdrawal Charge
* minus any premium tax payable by us and not previously deducted

Valuation Day--Any day on which the New York Stock Exchange is open for trading except when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day:
Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

Valuation Period--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

Variable Annuity Service Center--One Granite Place, P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and premium payments under the Policy must be sent to our Variable Annuity Service Center.


Variable Sub-account--Separate Account assets are divided into Variable Sub-accounts. Assets of each Variable Sub-account will be invested in shares of a corresponding Portfolio.

fee tables
--------------------------------------------------------------------------------

Owner Transaction Expenses
  Sales Charge on Premium Payments ....................................... none
  Maximum Withdrawal Charge
   (as a % of premium payments withdrawn) (1) ............................ 7%
  Transfer Fee ........................................................... No fee for first 12 transfers each year;
                                                                           $10 for each additional transfer
                                                                           (currently not assessed)
Separate Account Annual Expenses
  (effective annual rate as a percentage of average daily net assets)
   Mortality and Expense Risk Charge ..................................... 0.60%
   Administrative Expense Charge ......................................... 0.15%
                                                                           ----
   Total Separate Account Annual Expenses ................................ 0.75%
Optional Benefits
  Optional Enhanced Death Benefit Option 1 Charge ........................ 0.10%
  Optional Enhanced Death Benefit Option 2 Charge ........................ 0.15%
  Optional Extended Care Confinement & Terminal Illness Rider Charge ..... 0.05%
                                                                           ----
  Total Separate Account Annual Expenses With
   Maximum Optional Benefits Selected .................................... 0.95%

(1) The Withdrawal Charge is not applicable to premium payments withdrawn at least five years after they are made, to the withdrawal of investment gains on premiums allocated to the Variable Sub-accounts, to the withdrawal of interest credited on premiums allocated to the Guaranteed Interest Account or to the first 10% of aggregate premium payments withdrawn during each Policy Year. (See "Free Withdrawal Amount.")

Portfolio Company Annual Expenses

(as a percentage of average net assets)

                                                                                                 Total Portfolio
                                                            Management            Other              Annual
                                                               Fees              Expenses           Expenses
                                                          (After Expense      (After Expense     (After Expense
                                                         Reimbursements)     Reimbursements)     Reimbursements)
                                                         ---------------     ---------------     ---------------
JPVF International Equity Portfolio .................          1.00%               0.15%              1.15%
JPVF World Growth Stock Portfolio ...................          0.75%               0.10%              0.85%
JPVF Emerging Growth Portfolio ......................          0.80%               0.08%              0.88%
JPVF Capital Growth Portfolio .......................          0.97%               0.05%              1.02%
JPVF Small Company Portfolio ........................          0.75%               0.08%              0.83%
JPVF Small-Cap Value Portfolio ......................          1.30%               0.14%(1)           1.44%
JPVF Growth Portfolio ...............................          0.75%               0.09%              0.84%
JPVF Mid-Cap Growth Portfolio .......................          0.90%               0.14%(1)           1.04%
JPVF Mid-Cap Value Portfolio ........................          1.05%               0.14%(1)           1.19%
JPVF S&P 500 Index Portfolio ........................          0.24%               0.04%              0.28%(2)
JPVF Value Portfolio ................................          0.75%               0.06%              0.81%
JPVF Balanced Portfolio .............................          0.75%               0.09%              0.84%
JPVF High Yield Bond Portfolio ......................          0.75%               0.42%              1.17%
JPVF Money Market Portfolio .........................          0.50%               0.07%              0.57%
American Century VP International Fund ..............          1.23%               0.00%              1.23%
Ayco Large-Cap Growth Fund I ........................          0.80%               0.20%              1.00%
MFS Research Series .................................          0.75%               0.10%              0.85%
MFS Utilities Series ................................          0.75%               0.15%              0.90%
Oppenheimer Capital Appreciation Fund/VA(3) .........          0.67%               0.00%              0.67%
Oppenheimer Bond Fund/VA(3) .........................          0.72%               0.04%              0.76%
Oppenheimer Strategic Bond Fund/VA(3) ...............          0.74%               0.05%              0.79%
PIMCO Total Return Bond Portfolio ...................          0.40%               0.25%              0.65%
VIP Equity-Income Portfolio .........................          0.48%               0.08%              0.56%(4)
VIP Growth Portfolio ................................          0.57%               0.08%              0.65%(4)
VIP II Contrafund[RegTM] Portfolio ..................          0.57%               0.09%              0.66%(4)



(1) "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2001.

(2) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.33%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(3) This Portfolio is only available if you purchased your Policy and gave us written instructions prior to May 1, 2001, to allocate premium payments to the Portfolio or transfer Accumulation Value to the Portfolio pursuant to our dollar cost averaging or automatic rebalancing programs.

(4) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.55% for the VIP Equity-Income Portfolio, 0.64% for the VIP Growth Portfolio and 0.63% for the VIP II Contrafund[RegTM] Portfolio.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have selected the optional benefits with the maximum charges:

1. If you surrender the Policy you would pay the following expenses:

                                                          1 Year     3 Years
                                                          ------     -------
Variable Sub-accounts:
JPVF International Equity Portfolio ..................       $          $
JPVF World Growth Stock Portfolio ....................       $          $
JPVF Emerging Growth Portfolio .......................       $          $
JPVF Capital Growth Portfolio ........................       $          $
JPVF Small Company Portfolio .........................       $          $
JPVF Small-Cap Value Portfolio .......................       $          $
JPVF Growth Portfolio ................................       $          $
JPVF Mid-Cap Growth Portfolio ........................       $          $
JPVF Mid-Cap Value Portfolio .........................       $          $
JPVF S&P 500 Index Portfolio (1) .....................       $          $
JPVF Value Portfolio .................................       $          $
JPVF Balanced Portfolio ..............................       $          $
JPVF High Yield Bond Portfolio .......................       $          $
JPVF Money Market Portfolio ..........................       $          $
American Century VP International Fund ...............       $          $
Ayco Large-Cap Growth Fund I .........................       $          $
MFS Research Series ..................................       $          $
MFS Utilities Series .................................       $          $
Oppenheimer Capital Appreciation Fund/VA (2) .........       $          $
Oppenheimer Bond Fund/VA (2) .........................       $          $
Oppenheimer Strategic Bond Fund/VA (2) ...............       $          $
PIMCO Total Return Bond Portfolio ....................       $          $
VIP Equity-Income Portfolio ..........................       $          $
VIP Growth Portfolio .................................       $          $
VIP II Contrafund[RegTM] Portfolio ...................       $          $

2. If you annuitize or do not surrender the Policy, you would pay the following expenses:

                                                          1 Year     3 Years
                                                          ------     -------
Variable Sub-accounts:
JPVF International Equity Portfolio ..................       $          $
JPVF World Growth Stock Portfolio ....................       $          $
JPVF Emerging Growth Portfolio .......................       $          $
JPVF Capital Growth Portfolio ........................       $          $
JPVF Small Company Portfolio .........................       $          $
JPVF Small-Cap Value Portfolio .......................       $          $
JPVF Growth Portfolio ................................       $          $
JPVF Mid-Cap Growth Portfolio ........................       $          $
JPVF Mid-Cap Value Portfolio .........................       $          $
JPVF S&P 500 Index Portfolio (1) .....................       $          $
JPVF Value Portfolio .................................       $          $
JPVF Balanced Portfolio ..............................       $          $
JPVF High Yield Bond Portfolio .......................       $          $
JPVF Money Market Portfolio ..........................       $          $
American Century VP International Fund ...............       $          $
Ayco Large-Cap Growth Fund I .........................       $          $
MFS Research Series ..................................       $          $
MFS Utilities Series .................................       $          $
Oppenheimer Capital Appreciation Fund/VA (2) .........       $          $
Oppenheimer Bond Fund/VA (2) .........................       $          $

Oppenheimer Strategic Bond Fund/VA (2) .........
PIMCO Total Return Bond Portfolio ..............    $      $
VIP Equity-Income Portfolio ....................    $      $
VIP Growth Portfolio ...........................    $      $
VIP II Contrafund[RegTM] Portfolio .............    $      $

(1) The examples in these tables assume that the expense reimbursement plan remains in effect for the time periods shown. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(2) This Portfolio is only available to you if you purchased your Policy and gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value to the Portfolio pursuant to our dollar cost averaging or automatic rebalancing programs.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have not selected any of the optional benefits:

1. If you surrender the Policy, you would pay the following expenses:

                                                          1 Year     3 Years
                                                          ------     -------
Variable Sub-accounts:
JPVF International Equity Portfolio ..................       $          $
JPVF World Growth Stock Portfolio ....................       $          $
JPVF Emerging Growth Portfolio .......................       $          $
JPVF Capital Growth Portfolio ........................       $          $
JPVF Small Company Portfolio .........................       $          $
JPVF Small-Cap Value Portfolio .......................       $          $
JPVF Growth Portfolio ................................       $          $
JPVF Mid-Cap Growth Portfolio ........................       $          $
JPVF Mid-Cap Value Portfolio .........................       $          $
JPVF S&P 500 Index Portfolio (1) .....................       $          $
JPVF Value Portfolio .................................       $          $
JPVF Balanced Portfolio ..............................       $          $
JPVF High Yield Bond Portfolio .......................       $          $
JPVF Money Market Portfolio ..........................       $          $
American Century VP International Fund ...............       $          $
Ayco Large-Cap Growth Fund I .........................       $          $
MFS Research Series ..................................       $          $
MFS Utilities Series .................................       $          $
Oppenheimer Capital Appreciation Fund/VA (2) .........       $          $
Oppenheimer Bond Fund/VA (2) .........................       $          $
Oppenheimer Strategic Bond Fund/VA (2) ...............       $          $
PIMCO Total Return Bond Portfolio ....................       $          $
VIP Equity-Income Portfolio ..........................       $          $
VIP Growth Portfolio .................................       $          $
VIP II Contrafund[RegTM] Portfolio ...................       $          $

2. If you annuitize, or do not surrender the Policy, you would pay the following expenses:

                                                          1 Year     3 Years
                                                          ------     -------
Variable Sub-accounts:
JPVF International Equity Portfolio ..................       $          $
JPVF World Growth Stock Portfolio ....................       $          $
JPVF Emerging Growth Portfolio .......................       $          $
JPVF Capital Growth Portfolio ........................       $          $
JPVF Small Company Portfolio .........................       $          $
JPVF Small-Cap Value Portfolio .......................       $          $
JPVF Growth Portfolio ................................       $          $
JPFV Mid-Cap Growth Portfolio ........................       $          $
JPVF Mid-Cap Value Portfolio .........................       $          $
JPVF S&P 500 Index Portfolio (1) .....................       $          $
JPVF Value Portfolio .................................       $          $
JPVF Balanced Portfolio ..............................       $          $
JPVF High Yield Bond Portfolio .......................       $          $
JPVF Money Market Portfolio ..........................       $          $
American Century VP International Fund ...............       $          $
Ayco Large-Cap Growth Fund I .........................       $          $
MFS Research Series ..................................       $          $
MFS Utilities Series .................................       $          $
Oppenheimer Capital Appreciation Fund/VA (2) .........       $          $
Oppenheimer Bond Fund/VA (2) .........................       $          $
Oppenheimer Strategic Bond Fund/VA (2) ...............       $          $

PIMCO Total Return Bond Portfolio ..........    $     $
VIP Equity-Income Portfolio ................    $     $
VIP Growth Portfolio .......................    $     $
VIP II Contrafund[RegTM] Portfolio .........    $     $

(1) The examples in these tables assume that the expense reimbursement plan remains in effect for the time periods shown. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(2) This Portfolio is only available if you purchased your Policy and gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value to the Portfolio pursuant to our dollar cost averaging or automatic rebalancing programs.

We have included the above table and examples to assist you in understanding the costs and expenses that you will bear directly or indirectly, by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. However, the examples do not take into account any premium taxes you may pay. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio.

summary information about your policy
--------------------------------------------------------------------------------

  The following summary describes some of the more important features of the Policy. The Policy is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

> THE POLICY

  The Policy is a flexible premium deferred variable annuity policy. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-Qualified Policy") or in connection with certain plans qualifying for favorable Federal income tax treatment ("Qualified Policy"). The Policy, like all deferred annuity policies, has two phases: the Pay-in Period and the Pay-out Period. During the Pay-in Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Pay-out Period begins when you (or your designated Payee) begin receiving payments from us under one of the payment options. The amount of money accumulated under your Policy during the Pay-in Period will be used to determine the amount of our payments to you during the Pay-out Period.


  You may allocate your premium payments to any combination of the allocation options under the Policy. The allocation options currently available are the 25 Variable Sub-accounts of the Separate Account (three of these are only available to you if you purchased your Policy and gave us written allocation instructions prior to May 1, 2001), the three Interest Rate Guarantee Periods of the Guaranteed Interest Account and the two DCA Interest Rate Guarantee Periods of the Guaranteed Interest Account. These allocation options may not be available in all states.


  Each Variable Sub-account will invest in a single investment portfolio (a "Portfolio") of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premiums, you bear the entire investment risk with respect to amounts allocated to the Variable Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

  The Policy may be issued as a group Policy in certain states. If you are covered under a group Policy, you will be issued a certificate as evidence of your participation under the group Policy. The description of the Policy in this Prospectus applies equally to a certificate under a group Policy unless otherwise described.

> PURCHASING THE POLICY


  You can obtain an application from your registered representative. We must receive a completed application and an initial premium payment of at least $150,000 before we will issue a Policy. Your subsequent premium payments must be at least $5,000. We will not issue a Policy to you if either you or the Annuitant are more than 90 years old. For certain types of Qualified Policies you must be age 80 or younger before we will issue a Policy to you.

  If you are considering purchasing a Qualified Policy such as an IRA or a
  Section 403(b) tax-sheltered annuity, you will receive no additional tax advantage from the Policy. Therefore, when considering whether or not to purchase the Policy, you should only consider the Policy's other features, including the availability of lifetime payments and death benefit protection.


> INVESTMENT OPTIONS

  You can allocate and reallocate your investment among the Variable Sub-accounts. Each Variable Sub-account invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following
  Portfolios:


  Jefferson Pilot Variable Fund, Inc:
    International Equity Portfolio
    World Growth Stock Portfolio
    Emerging Growth Portfolio
    Capital Growth Portfolio
    Small Company Portfolio
    Small-Cap Value Portfolio
    Growth Portfolio
    Mid-Cap Growth Portfolio
    Mid-Cap Value Portfolio
    S&P 500 Index Portfolio
    Value Portfolio
    Balanced Portfolio
    High Yield Bond Portfolio
    Money Market Portfolio
VP International Fund

  Ayco Series Trust:
    Ayco Large-Cap Growth Fund I
  Variable Insurance Products Fund:
    VIP Growth Portfolio
    VIP Equity-Income Portfolio
  Variable Insurance Products Fund II:
    VIP II Contrafund[RegTM] Portfolio
  MFS[RegTM] Variable Insurance Trust:
    Research Series
    Utilities Series
  Oppenheimer Variable Account Funds:
    Capital Appreciation Fund/VA*
    Bond Fund/VA*
    Strategic Bond Fund/VA*
  PIMCO Variable Insurance Trust:
    Total Return Bond Portfolio

  * These three Portfolios are only available if you purchased your Policy and gave written allocation instructions for these Portfolios prior to May 1, 2001.


  Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

>THE GUARANTEED INTEREST ACCOUNT


  We currently offer three different Interest Rate Guarantee Periods in the Guaranteed Interest Account, lasting for one, three and five years, and two different DCA Interest Rate Guarantee Periods, lasting for six months and one year, if you participate in our dollar cost averaging program. Not all periods are available in all states. We will credit specified interest rates to the amounts you allocate to the Guaranteed Interest Account. The amounts you allocate to the Guaranteed Interest Account may be subject to an MVA, if you request a withdrawal, transfer or annuitization 31 days or more prior to the end of a three-year or five-year Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a withdrawal or apply to a transfer or annuitization may be more or less than the Guaranteed Interest Account Value at the time of the transaction. However, the MVA will never reduce the earnings on amounts allocated to the Guaranteed Interest Account to less than 3.0% per year before any applicable Withdrawal Charges.


>EXPENSES

  Mortality and Expense Risk Charge. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 0.60% of the Separate Account Value. This charge does not apply to the Guaranteed Interest Account.

  Administrative Expense Charge. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Guaranteed Interest Account.

  Transfer Charge. Although we currently are not charging a transfer fee, the Policy permits us to charge you a $10 fee for each transfer in excess of 12 during any Policy Year.

  Optional Enhanced Death Benefit Charges. To provide additional protection, you may choose one of two Optional Enhanced Death Benefits. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.

  Optional Extended Care Confinement & Terminal Illness Rider Charge. If you wish, you may elect to purchase this rider for an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account.

  Withdrawal Charge. We may deduct a Withdrawal Charge from the amount of any Partial or Full Withdrawal. If a premium payment remains in your Policy for at least five years, you will not incur a Withdrawal Charge on that amount. However, a Withdrawal Charge may apply to withdrawals of amounts invested less than five years. A separate Withdrawal Charge Schedule applies to each premium payment. The Withdrawal Charge is a percentage of each premium payment withdrawn within the indicated time period. The Withdrawal Charge percentages are as follows:

 Completed Years
  Elapsed Since      Percentage
 Premium Payment       Charge
 ---------------     ----------
    Less than 1         7%
        1               7%
        2               6%
        3               5%
        4               4%
        5               0%

  The Withdrawal Charge will not apply to withdrawals attributable to investment gains on your premiums allocated to Variable sub-accounts, interest credited to amounts held in the Guaranteed interest Account and certain other distributions. (See "Withdrawal Charge")

  In addition to a free withdrawal of investment gain, each year you are entitled to a free withdrawal amount equal to 10% of the aggregate premium payments at the time of the withdrawal on which we will not deduct a Withdrawal Charge.

  Premium Tax. Some states charge a premium tax. We will deduct premium taxes if we must pay them. This may occur, for example, at the time when you pay the premium, surrender the Policy, make a Partial Withdrawal, when the Policy reaches the Maturity Date, or when a Death Benefit is paid.

  Fund Expenses. In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

> PAYMENT OPTIONS

  The Policy offers four payment options. You may choose a fixed annuity, a variable annuity, or a combination of both. The payment options include:

  * Income for a fixed period (available as a fixed annuity only).

  * Life Income (Life only; Life with guaranteed periods; Life with installment refund--available as a fixed annuity only).

  * Interest Only (available as a fixed annuity only).

  * Income of a Fixed Amount (available as a fixed annuity only).

  We reserve the right to offer additional payment options.

  You may change your payment option at any time before the Maturity Date. You may select the Maturity Date of your Policy. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date you may select is the later of the Annuitant's 90th birthday or ten years from the Policy Date. If your Policy is issued in connection with a qualified plan and you select a Maturity Date that is later than the date the Annuitant attains age 701/2, you may be required to make Partial Withdrawals prior to the Maturity Date to satisfy any minimum distribution requirements of the Code or the qualified plan. If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

  If you select Annuity Payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-accounts you have selected. A fixed annuity payment option provides for payments that will be set on the Maturity Date and will not change. If you select a payment option that is a combination of variable and fixed payments, you must specify the allocation of the Accumulation Value between the fixed payment option and the variable payment option. You may not change the payment option or the frequency of Annuity Payments after we begin making Annuity Payments to you. After Annuity Payments begin, you cannot make a Full or Partial Withdrawal.

> TAXES

  You should consult a qualified tax advisor for personalized answers. If you are a natural person, generally, earnings under your Policy are not taxed until amounts are withdrawn or distributions are made (e.g., a Full or Partial Withdrawal, or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Policy. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy.


  Special rules apply if the Policy is owned by a corporation, certain trusts or other legal entity. Generally, any such Owner must include in income any increase in the excess of the Accumulation Value over the "investment in the contract" during the taxable year.

> WITHDRAWALS

  At any time during the Pay-in Period, you may elect to receive all or a portion of your Policy's Surrender Value. The minimum Partial Withdrawal amount you may receive is $250 from a Variable Sub-account and $1,000 from the Guaranteed Interest Account. After a Partial Withdrawal, the remaining Accumulation Value must be at least $2,000.


  Although you have access to your money during the Pay-in Period, certain charges, such as the Withdrawal Charge and state premium taxes, may be deducted on a withdrawal. You may also incur Federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Policy to the three-year or five-year Interest Rate Guarantee Periods of the Guaranteed Interest Account, the amount of your proceeds may be increased or decreased by an MVA.


> DEATH BENEFIT

  We will pay a Death Benefit while the Policy is in force and before the Maturity Date, if the Owner dies, or if the Annuitant dies and the Owner is not a natural person. To receive the Death Benefit payment, the Beneficiary must return the Policy, provide us with Due Proof of Death, and elect a payment option. The Death Benefit will be at least equal to the Accumulation Value on the date we receive Due Proof of Death of the Owner (or Joint Owner). No Withdrawal Charge or MVA is imposed upon amounts paid as a Death Benefit. You may also elect an optional Enhanced Death Benefit at the time you purchase your Policy. If you elect one of the optional Enhanced Death Benefits, you will pay an additional charge.

> TRANSFERS

  During the Pay-in Period, you may transfer Accumulation Value among the allocation options subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Guaranteed Interest Account is $1,000. Transfers from the Guaranteed Interest Account may be subject to an MVA. You may not transfer amounts into the DCA six-month or DCA one-year Interest Rate Guarantee Periods.



  During the Pay-out Period, if you have chosen a variable annuity payment option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen a fixed annuity payment option, transfers are not permitted.

> CANCELLATION

  You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive the Policy. If your Policy replaces another Policy, you have 20 days in which to cancel your Policy. The amount of your refund will depend on the state in which your Policy was issued. In most states, we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you and we will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value may be more or less than your premium payments. In some states, we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. Since state laws differ as to the time period you have to return your Policy and the amount of the refund to which you would be entitled, you should refer to your Policy for specific information about your circumstances.

> INQUIRIES

  If you have a request or a question about procedures or your Policy, you can write to us at the Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-258-3648, EXT. 5394. When contacting us you should include the Policy number, your name and the Annuitant's name. Please make sure you also sign the inquiry or request.

  The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Portfolios and in the Policy. You should refer to these documents for more detailed information. This Prospectus generally describes only the Policy and the Separate Account. Separate prospectuses attached hereto describe each Portfolio.

condensed financial information

The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

The following table sets forth certain information regarding the Variable Sub-accounts for a Policy since the commencement of business operations on November 13, 2000.

The Accumulation Unit values and the number of Accumulation Units outstanding for each Variable Sub-account for the periods indicated are as follows:

                                           2000
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $ 10.323
Number of accumulation units
o End of period                               602
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $  9.893
Number of accumulation units
o End of period                             1,204
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $ 10.136
Number of accumulation units
o End of period                             1,204
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $ 10.039
Number of accumulation units
o End of period                             1,204
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $ 10.554
Number of accumulation units
o End of period                               602
OPPENHEIMER CAPITAL APPRECIATION/VA
 SUB-ACCOUNT
Accumulation unit value
o Beginning of period                    $ 10.000
o End of period                          $ 10.193
Number of accumulation units
o End of period                             1,204

allocation options
--------------------------------------------------------------------------------


  You may allocate your premium payments to the Variable Sub-accounts of the Separate Account, to the Interest Rate Guarantee Periods of the Guaranteed Interest Account, or to a combination of these allocation options. You may only allocate your premium payments to the DCA six-month and DCA one-year Interest Rate Guarantee Periods if you participate in our dollar cost averaging program. These allocation options may not be available in all states. We reserve the right to limit the number of Variable Sub-accounts to which you may allocate your premium payments over the life of your Policy. There is no guaranteed or minimum Surrender Value for any premium payments or amounts allocated to any Variable Sub-account.

> SEPARATE ACCOUNT INVESTMENTS

  The Separate Account currently is divided into 25 Variable Sub-accounts. Three of these Variable Sub-accounts are only available if you purchased your Policy prior to May 1, 2001. We reserve the right to add, consolidate or remove Variable Sub-accounts. Each Variable Sub-accounts reflects the investment performance of a specific underlying Portfolio. Currently, the Variable Sub-accounts invest in Portfolios of the following open-end management investment companies:

  Jefferson Pilot Variable Fund, Inc. ("JPVF")
  VP International Fund
  Ayco Series Trust
  Variable Insurance Products Fund ("VIP")
  Variable Insurance Products Fund II ("VIP II")
  MFS[RegTM] Variable Insurance Trust
  Oppenheimer Variable Account Funds
  PIMCO Variable Insurance Trust

  Each Portfolio is managed by a registered investment adviser.

  The investment advisor for JPVF is Jefferson Pilot Investment Advisory Corporation. Jefferson Pilot Investment Advisory Corporation has contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

  The investment advisor for the VP International Fund is American Century Investment Management, Inc. ("American Century").

  The investment advisor for the Ayco Series Trust is The Ayco Company, L.P. ("Ayco").

  The investment advisor for VIP and VIP II is Fidelity Management & Research Company ("FMR"). FMR Co., Inc. ("FMRC") serves as sub-advisor for the VIP Equity-Income Portfolio and the VIP Growth Portfolio. FMR has entered into sub-advisory agreements with FMRC, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc. and Fidelity Investments Japan Limited to provide sub-advisory services to the Contrafund[RegTM] Portfolio.

  The investment advisor for the MFS[RegTM] Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").

  The investment advisor for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.

  The investment advisor for the PIMCO Variable Insurance Trust is Pacific Investment Management Company ("PIMCO").

  The investment objective and manager of each Portfolio is as follows:


  ------------------------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIO CHOICES
  ------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                        OBJECTIVE                                           MANAGER
  ------------------------------------------------------------------------------------------------------------------
  JPVF International Equity Portfolio   Long-term growth of capital through investments     Lombard Odier
                                        in securities whose primary trading markets are     International Portfolio
                                        outside the United States.                          Management Limited
  ------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------
                                        EQUITY PORTFOLIO CHOICES
  ------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                        OBJECTIVE                                           MANAGER
  ------------------------------------------------------------------------------------------------------------------
  JPVF World Growth Stock            Long-term capital growth through a policy of             Templeton Investment
  Portfolio                          investing primarily in stocks of companies               Counsel, Inc.
                                     organized in the U.S. or in any foreign nation. A
                                     portion of the Portfolio may also be invested in
                                     debt obligations of companies and governments
                                     of any nation. Any income realized will be
                                     incidental.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Emerging Growth Portfolio     Long-term growth of capital. Dividend and                MFS
                                     interest income from portfolio securities, if any, is
                                     incidental to the Portfolio's investment objective
                                     of long term growth.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Capital Growth Portfolio      Seeks capital growth. Realization of income is           Janus Capital
                                     not a significant investment consideration and           Corporation
                                     any income realized will be incidental.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Small Company Portfolio       Seeks growth of capital. The Portfolio pursues its       Lord, Abbett &
                                     objective by investing primarily in a diversified        Company
                                     portfolio of equity securities issued by small
                                     companies.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Small-Cap Value Portfolio     Seeks long-term capital appreciation                     Dalton, Greiner,
                                     By investing primarily in securities                     Hartman, Maher & Co.
                                     Of small-cap companies.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Growth Portfolio              Capital growth by investing primarily in equity          Strong Capital
                                     securities that the Sub-Investment Manager               Management, Inc.
                                     believes have above-average growth prospects.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Mid-Cap Growth Portfolio      Seeks capital appreciation.                              Turner Investment
                                                                                              Partners, Inc.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Mid-Cap Value Portfolio       Seeks capital appreciation.                              Wellington Management
                                                                                              Company
  ------------------------------------------------------------------------------------------------------------------
  JPVF S&P 500 Index Portfolio (1)   Seeks investment results that correspond to the          Barclays Global Fund
                                     total return of common stocks publicly traded in         Advisors
                                     the United States, as represented by the S&P 500.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Value Portfolio               Long-term growth of capital by investing                 Credit Suisse Asset
                                     primarily in a wide range of equity issues that          Management, LLC
                                     may offer capital appreciation and, secondarily,
                                     to seek a reasonable level of current income.
  ------------------------------------------------------------------------------------------------------------------
  American Century VP                Seeks capital growth.                                    American Century
  International Fund
  ------------------------------------------------------------------------------------------------------------------
  Ayco Large Cap Growth Fund I       Seeks long-term growth of capital.                       Ayco
  ------------------------------------------------------------------------------------------------------------------
  MFS Research                       Seeks to provide long-term growth of capital and         MFS
                                     future income.
  ------------------------------------------------------------------------------------------------------------------
  MFS Utilities                      Seeks capital growth and current income (income          MFS
                                     above that available from a portfolio invested
                                     entirely in equity securities).
  ------------------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation   Seeks to achieve capital appreciation by investing       OppenheimerFunds, Inc.
  Fund/VA (2)                        in securities of well-known established
                                     companies.
  ------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIO CHOICES
  ------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                       OBJECTIVE                                           MANAGER
  ------------------------------------------------------------------------------------------------------------------
  VIP Equity-Income Portfolio          Seeks reasonable income by investing primarily       FMR
                                       in income-producing equity securities. In
                                       choosing these securities the Portfolio will also
                                       consider the potential for capital appreciation.
                                       The Portfolio's goal is to achieve a yield which
                                       exceeds the composite yield on the securities
                                       comprising the Standard & Poor's Composite
                                       Index of 500 Stocks (S&P 500).
  ------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                   Seeks to achieve capital appreciation.               FMR
  ------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio     Seeks long-term capital appreciation.                FMR
  ------------------------------------------------------------------------------------------------------------------

                                      EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
  ------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                      OBJECTIVE                                           MANAGER
  ------------------------------------------------------------------------------------------------------------------
  JPVF Balanced Portfolio             Reasonable current income and long-term capital      Janus Capital
                                      growth, consistent with conservation of capital,     Corporation
                                      by investing primarily in common stocks and
                                      fixed income securities.
  ------------------------------------------------------------------------------------------------------------------

                                      FIXED INCOME PORTFOLIO CHOICES
  ------------------------------------------------------------------------------------------------------------------
  PORTFOLIO NAME                      OBJECTIVE                                           MANAGER
  ------------------------------------------------------------------------------------------------------------------
  JPVF High Yield Bond Portfolio      High level of current income by investing            MFS
                                      primarily in corporate obligations with emphasis
                                      on higher yielding, higher risk, lower-rated or
                                      unrated securities.
  ------------------------------------------------------------------------------------------------------------------
  JPVF Money Market Portfolio         Seeks to achieve as high a level of current          MFS
                                      income as is consistent with preservation of
                                      capital and liquidity.
  ------------------------------------------------------------------------------------------------------------------
  Oppenheimer Bond Fund/VA (2)        Seeks a high level of current income. As a           OppenheimerFunds Inc.
                                      secondary objective, seeks capital growth when
                                      consistent with its primary objective.
  ------------------------------------------------------------------------------------------------------------------
  Oppenheimer Strategic Bond          Seeks a high level of current income principally     OppenheimerFunds Inc.
  Fund/VA (2)                         derived from interest on debt securities and to
                                      enhance such income by writing covered call
                                      options on debt securities.
  ------------------------------------------------------------------------------------------------------------------
  PIMCO Total Return Bond Portfolio   Seeks maximum total return, consistent with          PIMCO
                                      preservation of capital and prudent investment
                                      management.
  ------------------------------------------------------------------------------------------------------------------

(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

(2) This Portfolio is only available if you purchased your Policy and gave us written instructions prior to May 1, 2001 to allocate premium payments to the Portfolio or transfer Accumulation Value to the Portfolio pursuant to dollar cost averaging or automatic rebalancing programs.


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

                                     * * *

  We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Variable Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-accounts invest. You bear the investment risk that those Portfolios will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Variable Sub-accounts of the Separate Account.

> MIXED AND SHARED FUNDING: CONFLICTS OF INTEREST

  Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity and variable life insurance policies, including the Policy described in the Prospectus. Shares of the Portfolios are offered to separate accounts of both affiliated and unaffiliated insurance companies. It is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such owners may differ. Although neither the Company nor the Portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices.

> THE GUARANTEED INTEREST ACCOUNT

  Premium payments allocated to the Guaranteed Interest Account and transfers to the Guaranteed Interest Account are not part of the Separate Account. Rather, the Guaranteed Interest Account is guaranteed by our general account which supports our insurance and annuity obligations. Interests in the Guaranteed Interest Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Guaranteed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). However, disclosures about the Guaranteed Interest Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Guaranteed Interest Account has not been reviewed by the SEC.


  Within the Guaranteed Interest Account, we currently offer three Interest Rate Guarantee Periods, lasting for one, three, and five years. We also currently offer DCA six-month and DCA one-year Interest Rate Guarantee Periods that you may utilize in order to participate in our dollar cost averaging program. The Guaranteed Interest Account, or certain of the Interest Rate Guarantee Periods, may not be available in all states. We will start a new Interest Rate Guarantee Period for each premium payment you allocate and each amount you transfer to the Guaranteed Interest Account. We will credit interest at a specified Guaranteed Interest Rate on each Interest Rate Guarantee Period.

  The actual credited rate will be the interest rate in effect on the day that premium payments are allocated or amounts are transferred to the Guaranteed Interest Account. All interest rates are stated as annual effective yields. The interest rate for new money allocated to the Guaranteed Interest Account will reset periodically. Interest rates are set at the Company's sole discretion, but will never be less than an annual effective yield of 3.0%. The interest rate for premium payments allocated to the DCA six-month and DCA one-year Interest Rate Guarantee Periods is on the declining balance for such Periods. There is no specific formula for determining the Guaranteed Interest Rate. Some of the factors that we may consider in determining the Guaranteed Interest Rate are: general economic trends, rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors.

  Amounts you allocate to the three-year and five-year Interest Rate Guarantee Periods may be subject to an MVA upon a withdrawal, transfer or annuitization requested 31 days or more prior to the end of the applicable Interest Rate Guarantee Period. The MVA will never reduce the return on amounts allocated to an Interest Rate Guarantee Period to less than 3.0% per year before any applicable Withdrawal Charge. Because of this adjustment and for other reasons, the amount you receive upon withdrawal or the amount applied to a transfer or annuitization may be more or less than the Account Value of the relevant Interest Rate Guarantee Period at the time of the transaction.

  You may only allocate new premium payments to the DCA six-month and DCA one-year Interest Rate Guarantee Periods. You cannot transfer Accumulation Value from a Variable Sub-account or any of the Interest Rate Guarantee Periods into a DCA Interest Rate Guarantee Period.

  You may elect to have your premium payments allocated to the Interest Rate Guarantee Periods at any time. In addition, you may transfer all or part of the Separate Account Value to one or more of the Interest Rate Guarantee Periods, except for the DCA six-month and DCA one-year Interest Rate Guarantee Periods, prior to the Maturity Date.


> MARKET VALUE ADJUSTMENT


  The proceeds of a withdrawal or transfer made from the three or five year Interest Rate Guarantee Period of the Guaranteed Interest Account 31 days or more prior to the end of the applicable Interest Rate Guarantee Period will be increased or decreased by the application of the MVA. If the Maturity Date is 31 or more days before the end of a three or five year Interest Rate Guarantee Period, the amount applied to Annuity Payments from the Guaranteed Interest Account also may be increased or decreased by an MVA. Where applicable, the MVA is applied to the Guaranteed Interest Account Value. Even on a partial withdrawal, a negative MVA may be as much as the total interest credited to the relevant Interest Rate Guarantee Period, as of the withdrawal date, in excess of an effective annual rate of 3.0%. No MVA is applied to any withdrawal or transfer made during the last 30 days of the Interest Rate Guarantee Period.


  The MVA will reflect the relationship between (a) the interest rate for the Guaranteed Interest Account then currently available for the period of time which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the withdrawal, or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the withdrawal or transfer is made at the time of the transaction. For purposes of calculating (a) above, fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation.

  Generally, if your Guaranteed Interest Rate does not exceed the applicable currently available interest rate by at least 0.4%, then the application of the MVA will reduce the proceeds of a withdrawal or transfer. Conversely, if your Guaranteed Interest Rate exceeds the applicable currently available interest rate by more than 0.4%, the application of the MVA will increase the proceeds of a withdrawal or transfer.

  For example, assume that an Owner selects an initial Interest Rate Guarantee Period of five years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Owner makes a Partial Withdrawal. If the currently available interest rate for the one year Interest Rate Guarantee Period is then 6%, the MVA will be positive and will increase the proceeds. On the other hand, if the currently available interest rate for the one year Interest Rate Guarantee Period is higher than the Guaranteed Interest Rate, for example 10%, the application of the MVA will cause a decrease in the amount payable.

  The MVA will never reduce the return on amounts allocated to the Interest Rate Guarantee Periods below 3.0% per year. Where applicable, the MVA only applies to the portion of the partial withdrawal withdrawn from the Guranteed Interest Account.

  The formula for calculating the MVA is set forth in Appendix II to this Prospectus, which contains examples of the application of the MVA.

the pilot elite variable annuity policy
--------------------------------------------------------------------------------

  The Pilot Elite Variable Annuity Policy (the "Policy") is an individual flexible premium deferred variable annuity policy. You may purchase the Policy on a non-qualified basis ("Non-Qualified Policy"). You may also purchase the Policy in connection with retirement plans or individual retirement accounts that qualify for favorable Federal income tax treatment ("Qualified Policy"). The Policy is designed to aid you in long-term financial planning.

> APPLICATION AND ISSUANCE OF POLICIES


  Before we will issue a Policy, we must receive a completed application and an initial premium payment of at least $150,000. We reserve the right to reject any application or premium payment. For a Non-Qualified Policy, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Policies. The Policy is not available in all states.

  If you properly complete the application and it can be accepted in the form received, your initial premium payment, minus any applicable premium tax, will be credited to the Accumulation Value within two business days after the later of our receipt of the application or our receipt of the initial premium payment at our Variable Annuity Service Center. If we cannot credit the initial premium payment to the Separate Account because the application or other issuing requirements are incomplete, we will contact you within five business days and give an explanation for the delay. We will return the initial premium payment to you at that time unless you permit us to keep the initial premium payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value within two business days of the application's completion.

  Your Policy will become effective on the date we credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value.

> FREE LOOK PERIOD

  You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive it. In most states if your Policy replaces another Policy, you have 20 days in which to cancel your Policy.

  In order to cancel the Policy you must deliver or mail a written notice to our Variable Annuity Service Center, or to your registered representative from whom you purchased the Policy, and return the Policy. Your cancellation will be effective upon being postmarked, properly addressed and postage paid. The Policy will then be void as if it had never been issued.

  The amount of your refund will depend on the state in which your Policy was issued. In most states we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you. We will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value at that time may be more or less than your premium payments. In some states we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. If your Policy is issued in one of the states where we are required to refund your premium payments, the amount of your refund may be more or less than your Accumulation Value at that time.

> PREMIUM PAYMENTS

  You should make all premium payments, checks, or electronic fund transfers payable to Jefferson Pilot Financial Insurance Company and they should be sent to our Variable Annuity Service Center. We will provide you with a confirmation of each transaction. Your premium payments may be made directly on a flexible basis or through the systematic investment program on a monthly or quarterly basis. For certain qualified plans, premium payments may be made through a group billing or payroll deduction arrangement on a periodic basis.


  Initial Premium Payment. The minimum initial premium payment is currently $150,000. We reserve the right to increase or decrease this amount for Policies issued after some future date. The initial premium payment is the only premium payment required to be paid under a Policy. The maximum initial premium payment that we currently accept without our prior approval is $1,000,000 if you are age 65 or younger and $500,000 if you are over age 65.

  Additional Premium Payments. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional premium payments at any interval. The minimum additional premium payment under the Policy is $5,000. We reserve the right to limit the sum of premium payments and transfers to the Guaranteed Interest Account to $25,000 during any 12 month period. Total premium payments under the Policy may not exceed $1,000,000 without our prior approval. Additional premium payments will be credited to Accumulation Value as of the Valuation Period during which they are received at our Variable Annuity Service Center.


  Allocation of Premium Payments. We will allocate your premium payments among the Variable Sub-accounts as specified in your application. If you fail to specify how premium payments are to be allocated, the application cannot be accepted. You must allocate premium payments to one or more Variable Sub-accounts or Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and at least 5% of a premium payment. Any allocation to a one-year, three-year or five-year Interest Rate Guarantee Period of the Guaranteed Interest Account must be at least $1,000. Any allocation to a DCA six-month or DCA one-year Interest Rate Guarantee Period must be at least $5,000.


  The allocation specified in the application will continue to be used for additional premium payments unless you request a change of allocation.


  If you allocated some or all of your initial premium payment to a DCA six-month or DCA one-year Interest Rate Guarantee Period, any subsequent premium payments will be allocated according to the future premium allocation instructions indicated on your Additional Features Form, if any. If you did not provide for future premium allocation instructions on this Form, that portion of your premium payment that would have been allocated to the DCA Interest Guarantee Period will instead be allocated into the allocation options indicated in the dollar cost averaging section of your completed Additional Features Form and the remaining portion of your subsequent payments will be allocated according to the instructions in your application. You may change the allocation instructions for premium payments any time before the Maturity Date by sending a Request to our Variable Annuity Service Center. You must specify your new allocation choices. The allocation change will apply to premium payments received with or after the Request.


> ACCUMULATION VALUE

  On the Policy Date, your Accumulation Value equals your initial premium payment minus any applicable charge for premium taxes. Thereafter, on any day on or before your Maturity Date, your Accumulation Value equals the sum of the Separate Account Value and the Guaranteed Interest Account Value.

  Your Accumulation Value will increase by:

  * any additional premium payments we receive;

  * any increases in the Accumulation Value due to investment results of the Variable Sub-accounts you have selected;

  * interest credited to the Guaranteed Interest Account.

Your Accumulation Value will decrease by:

  * any Partial or Full Withdrawals, including applicable charges;

  * any decreases in your Accumulation Value due to investment results of the Variable Sub-accounts you have selected;

  * the Mortality and Expense Risk Charge, the Administrative Expense Charge, and any applicable Transfer Charge;

  * any charge for premium taxes, when applicable;

  * any charges for an Optional Enhanced Death Benefit or Optional Extended Care Confinement & Terminal Illness Rider, if elected.

  We will inform you of your Accumulation Value upon request.

  Your Accumulation Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

  Separate Account Accumulation Unit Value.

  When you allocate a premium payment or transfer an amount to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the premium payment (minus any applicable charge for premium taxes we deduct at such time) or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn from, a Variable Sub-account, Accumulation Units are canceled or redeemed in a similar manner.

  We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Portfolio. The Separate Account Value also reflects expenses borne by the Portfolios and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.

  Minimum Accumulation Value. A minimum Accumulation Value of $2,000 must be maintained during the Pay-in Period. If you fail to maintain the minimum Accumulation Value and no premium payments have been made in the past two years, then we may cancel the Policy and return the Accumulation Value minus any applicable fees to you in one lump sum. We will send a 90 day notice to you at the most current address you have given us before we cancel your Policy. If you make sufficient premium payments to restore the Accumulation Value to at least the minimum Accumulation Value within 90 days of the date of notice, the Policy will not be canceled.

> TRANSFERS

  You can transfer Accumulation Value to or from Interest Rate Guarantee Periods of the Guaranteed Interest Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our Variable Annuity Service Center before we effect your transfer.

  We only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.

  Transfers during the Pay-in Period are subject to the following provisions:

  * There is no limit to the number of transfers that can be made.

  * No fee is imposed on the first 12 transfers in each Policy Year during the Pay-in Period, but a fee equal to $10 may be imposed for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose the $10 fee, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such a fee.

  * If, after a transfer, the remaining Guaranteed Interest Account Value of the Interest Rate Guarantee Period from which the transfer was made is less than $1,000 we may include that remaining value as part of the transfer.

  * If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.

  * The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the Investment Option.

  * The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Guaranteed Interest Account is $1,000.

  * Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to an MVA. All other transfers from Interest Rate Guarantee Periods are subject to an MVA, if applicable.


  * You may not transfer amounts into the DCA six-month or DCA one-year Interest Rate Guarantee Periods. Transfers out of the DCA six-month and DCA one-year Interest Rate Guarantee Periods may only be made pursuant to the terms of our dollar cost averaging program.


  During the Pay-out Period, under any variable payment option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:

  * There is no limit to the number of transfers that can be made.

  * No fee is imposed on the first 12 transfers in each Policy Year during the Pay-out Period, but there may be a charge of $10 for each transfer in excess of 12 during any Policy Year. We reserve the right to charge the fee, however, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose the fee.

  * If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.

  * The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.

  Transfers between Variable Sub-accounts during the Pay-out Period will be processed based on the formula outlined in the Statement of Additional Information (see "Pay-out Period Transfer Formulas").

  No transfers of amounts applied to a fixed payment option are permitted.

  Telephone Transfers and Reallocations. You, your authorized representative or a member of your representative's administrative staff may request transfers by telephone of Accumulation Value or reallocation of premium payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. You will be asked to provide us with personal identification information at the time of your request. Although our procedures are reasonably designed to reduce the risk of unauthorized telephone transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such a situation.


> AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING)

  Under our Dollar Cost Averaging ("DCA") program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account or a DCA six-month or DCA one-year Interest Rate Guarantee Period to one or more of the other Variable Sub-accounts. The program is not available in connection with transfers from or to the one-year, three-year or five-year Interest Rate Guarantee Periods of the Guaranteed Interest Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Policy must have a minimum value of $5,000.

  DCA, an investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. DCA generally helps reduce the risk of purchasing when market prices are high and selling when market prices are low. DCA transfers from a DCA six-month or DCA one-year Interest Rate Guarantee Period or from a Variable Sub-account investing in a Portfolio with a stabilized net asset value like the JPVF Money Market Portfolio will generally reduce the average total cost of indirectly purchasing Portfolio shares because a greater number of shares will be purchased when the share prices are lower. However, there is no guarantee that the DCA program will result in a higher Accumulation Value, protect against loss, or otherwise be successful. In addition, DCA transfers from a Variable Sub-account that invests in a Portfolio that does not maintain a stabilized net asset value may have the effect of reducing the average price of the Portfolio shares being redeemed. If you are seeking the potential benefit of DCA, you should choose either a DCA Interest Rate Guarantee Period or the JPVF Money Market Variable Sub-account as the source of transfers.

  Transfers from the DCA six-month and DCA one-year Interest Rate Guarantee Periods will take place over a six month or one year period, as applicable. Transfers from any DCA Interest Rate Guarantee Period must be completed by the end of the applicable Interest Rate Guarantee Period. We may in the future offer different periods for dollar cost averaging amounts from the DCA Interest Rate Guarantee Periods. We will only accept new premium payments into a DCA Interest Rate Guarantee Period. Amounts may not be transferred into a DCA Interest Rate Guarantee Period from the Variable Sub-accounts or from other Interest Rate Guarantee Periods. Once we commence the transfers from a DCA Interest Rate Guarantee Period, you may not make any additional premium payments to any DCA Interest Rate Guarantee Period until the current DCA Interest Rate Guarantee Period has ended.


  If your Policy was issued in a state where we are required to return your premium payments if you cancel your Policy during the Free Look Period, we reserve the right to delay commencement of DCA transfers until the expiration of the Free Look Period. If the premium payments that are to be used for your DCA program will be sent to us at different times, we will hold the funds in the JPVF Money

  Market Sub-account until we have received all of the payments.


  If you discontinue the DCA program while amounts remain in the DCA Interest Rate Guarantee Period, we will transfer this remaining balance to the JPVF Money Market Sub-account unless you indicate otherwise.

  You can elect the DCA program when purchasing the Policy or at a later date. If you dollar cost average out of a Variable Sub-account, the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account equals $250 or less. At any one time, you are allowed to participate in only one DCA program. There is currently no charge for this program. Transfers made as part of the DCA program do not count toward the 12 free transfers that you are permitted annually under the Policy.


  An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 12 free transfers that you are permitted annually under the Policy. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.


  You may not elect to have DCA and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. The Variable Sub-accounts that invest in the Oppenheimer Capital Appreciation Fund/VA, the Oppenheimer Bond Fund/VA and the Oppenheimer Strategic Bond Fund/VA are closed to new DCA and Automatic Rebalancing programs. However, we will continue to make transfers to these Variable Sub-accounts if you provided us with written instructions directing us to do so dated prior to May 1, 2001. We reserve the right to modify the terms and conditions of these programs, including charging fees for them, upon 30 days advance notice to you.


  distributions under the policy
  ------------------------------------------------------------------------------

> WITHDRAWALS

  Prior to the Maturity Date, you may withdraw all (a "Full Withdrawal") or a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from us by sending a signed Request to our Variable Annuity Service Center. The Surrender Value is the Accumulation Value plus or minus any MVA, minus any applicable Withdrawal Charge andminus any applicable charge for premium taxes payable by us and not previously deducted.

  The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by any applicable MVA and then decreased by any applicable Withdrawal Charge and any applicable premium taxes payable by us and not previously deducted. For Partial Withdrawals, you must specify the allocation option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the Partial Withdrawal proportionately among the Variable Sub-accounts and the Guaranteed Interest Account in the same proportions as you have instructed us to allocate your premium payments.

  No MVA is imposed on Full or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

  The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Interest Rate Guaranteed Period of the Guaranteed Interest Account) unless we agree otherwise or unless a smaller amount is required to comply with the Code. Qualified Policies may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, your remaining Accumulation Value must be at least $2,000. If the processing of your Partial Withdrawal request would result in a remaining Accumulation Value of less than $2,000, we may treat your Partial Withdrawal request as a request for a Full Withdrawal of your Policy, and you will receive the Surrender Value. Following payment of the Surrender Value, your Policy will be canceled. If the amount requested to be withdrawn from an allocation option is greater than the portion of the Accumulation Value attributable to that allocation option, we will pay you the entire portion of the Accumulation Value attributable to that allocation option, plus or minus any MVA, minus any Withdrawal Charge and minus any charge for applicable premium taxes payable by us and not previously deducted.

  The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Guaranteed Interest Account Value remaining in the relevant Interest Rate Guarantee Period.

  You may surrender your entire Policy at any time prior to the Maturity Date by sending a Request for a Full Withdrawal to our Variable Annuity Service Center. All of your rights and those of the Annuitant will terminate following a Full Withdrawal or at any time Partial Withdrawals reduce your Accumulation Value to zero. After the Maturity Date, no Full Withdrawal or Partial Withdrawal is permitted. (See "Payment Options.")

  Full and Partial Withdrawals will be processed using the Separate Account Value for the Valuation Period during which your Request for Full or Partial Withdrawal is received at our Variable Annuity Service Center. We will pay all Full or Partial Withdrawal requests to you or to any other Payee that you designate within five business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our Variable Annuity Service Center, except as follows:

  * Guaranteed Interest Account--We reserve the right, when permitted by law, to defer payment of any Full or Partial Withdrawal from the Interest Rate Guarantee Periods for up to six months. If payment is deferred for 30 days or more we will credit the deferred amount with interest required by law.

  * Separate Account--We reserve the right to defer the payment of any Full or Partial Withdrawal from the Separate Account as permitted by the 1940 Act. Such a delay may occur because:

    * the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing);

    * the SEC determines that a state of emergency exists; or

    * an order or pronouncement of the SEC permits a delay for your protection.

  In addition, a premium payment amount is not available to satisfy a Full or Partial Withdrawal until the check or other instrument by which such premium payment was made has been honored.

  Full and Partial Withdrawals (including systematic withdrawals described below) may be taxable and a penalty tax may apply prior to age 591/2. (See "Certain Federal Income Tax Consequences.")

> SYSTEMATIC WITHDRAWAL PLAN

  Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. In order to receive monthly payments, your Accumulation Value must be at least $20,000. In order to receive quarterly, semi-annual or annual payments, your Accumulation Value must be at least $10,000. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. Withdrawal Charges will not apply to the withdrawal of earnings on your premium payments or to the first 10% of aggregate premium payments (determined at the time of the withdrawal) that is withdrawn during a Policy Year. Amounts withdrawn in excess of 10% will be subject to any applicable Withdrawal Charge. No other charge will be made in connection with the Systematic Withdrawal Plan. Systematic withdrawals may not be taken from the Guaranteed Interest Account. Systematic withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

> ANNUITY PAYMENTS

  We will make Annuity Payments beginning on the Maturity Date, provided that the Policy is in force on that date. The payment option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Accumulation Value on the Maturity Date, the type of Annuity and payment option you elect, the frequency of payments you elect, and possibly the age and sex of the Annuitant on the Maturity Date.

  Maturity Date. You may select the Maturity Date at the time the application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our Variable Annuity Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date which may be elected, unless we otherwise consent, is the Annuitant's 90th birthday or the tenth Policy anniversary (whichever is later). If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

  Election of Payment Option. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose a payment option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our Variable Annuity Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for ten years. (See "Payment Options") You may not change the payment option after the Maturity Date.

> PAYMENT OPTIONS

  The Policy provides the payment options which are described below. Payment Options II (a) and II (b) are offered as either a fixed annuity or a variable annuity. Payment Options I, II (c), III and IV are only available as a fixed annuity. You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Accumulation Value is to be applied to the fixed and variable payment options. Unless you specify otherwise, the Guaranteed Interest Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.


  The selection of certain payment options may violate minimum distribution rules required by the Code. For example, Payment Options III and IV may not be available to the Owner of a Qualified Policy or the Beneficiary of any Qualified or Non-Qualified Policy. The election of any payment option may be changed to comply with the requirements of the Code.


  If the amount of the Annuity Payments will depend on the age and sex of the Annuitant, the Payee must be the Annuitant and we reserve the right to ask for satisfactory proof of the Annuitant's age and sex. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that the Annuitant is living. We may delay making payments until satisfactory proof is received.

  On the Maturity Date, the sum of:

  * the Guaranteed Interest Account Value plus or minus any applicable MVA, and

  * the Separate Account Value;

  * minus any premium taxes, payable by us and not previously deducted, will be applied to provide for Annuity Payments under the selected payment option.

  A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the payment option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age and sex of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Policy to the portion of the Accumulation Value allocated to the fixed annuity payment option that you select. (The "annuity purchase rate" is a factor used in computing the amount of the Annuity Payment that we will pay the Annuitant monthly for each $1,000 of Accumulation Value to be allocated to a payment option. Quarterly, semi-annual and annual Annuity Payments are also available.) However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors.

  A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The payment option table in the Policy reflects an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual variable Annuity Payments will remain constant. You should consult the Statement of Additional Information for more detailed information as to how we determine variable Annuity Payments.

  You may choose to receive Annuity Payments under any one of the payment options described below. In addition, we reserve the right to offer or to consent to other plans of payment before the Maturity Date.

  Note Carefully: Under Payment Option II (a) (Life Only with no Guaranteed Period) it would be possible for only one Annuity Payment to be made if the Annuitant were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant were to die before the due date of the third Annuity Payment; and so forth.

  The following payment options are available:

  Payment Option I--Income for Fixed Period (Available as a Fixed Annuity Only). We make periodic payments for the period you have chosen. The fixed period must be at least five years and cannot be more than 30 years.

  Payment Option II--You may elect one of the following three options:

    (a) Life Only. Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

    (b) Life with Guaranteed Period. Annuity Payments are paid during the guaranteed period. After the guaranteed period ends, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

    (c) Life with Installment Refund (Available as a Fixed Annuity Only). Annuity Payments are paid until the sum of the payments equals the amount of the Accumulation Value on the Maturity Date. After that, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

  Payment Option III--Interest Only Payments (Available as a Fixed Annuity
  Only). For an agreed period of at least five years, we will hold the proceeds and pay interest at a rate we declare annually at our discretion subject to a guaranteed minimum rate of 3.0% per year. You may elect to have the interest paid to the Payee periodically or you can allow the interest to accumulate. At any time during the period, the annuity proceeds plus any accumulated interest may be applied under another payment option. You may also choose at the end of the period to receive the annuity proceeds plus any accumulated interest in a lump sum or apply it under another payment option.

  Payment Option IV--Income of a Fixed Amount (Available as a Fixed Annuity
  Only). We will pay proceeds in fixed amounts until the proceeds reach zero. The payment period must be at least five years.

  During the Pay-out Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account (See "Transfers"). However, during the Pay-out Period, no Full or Partial Withdrawals are permitted.

  A portion of the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have Federal income taxes withheld, we must by law withhold those taxes from the taxable portion of your Annuity Payments and pay that amount to the Federal government. (See "Certain Federal Income Tax Consequences.")

  Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Accumulation Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any payment option) on the Maturity Date, we will pay you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

  In some states, the Policies offered by this Prospectus contain payment option tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for Non-Qualified Policies and IRAs. We will use unisex tables for Qualified Policies (other than IRAs).

> DEATH BENEFIT

  Death of Owner Prior to Maturity Date. If you die before the Maturity Date while this Policy is in force, we will pay the Beneficiary a Death Benefit. If your Policy has Joint Owners and one of the Joint Owners dies, the surviving Owner (provided he or she survives the deceased Owner by more than 24 hours) will be the Beneficiary rather than any other Beneficiary you may have designated.


  Guaranteed Minimum Death Benefit--The guaranteed minimum death benefit is the greater of:

  * the sum of all premium payments minus any Partial Withdrawals, and

  * the Accumulation Value, minus any taxes payable by us and not previously deducted.

  The Death Benefit is equl to the greater of:

  * the guaranteed minimum death benefit; and

  * if elected, the optional enhanced death benefit.

  Optional Enhanced Death Benefit--You may also elect one of two optional enhanced death benefit features that provide additional death benefit guarantees. You must elect an optional enhanced death benefit at the time you purchase your Policy and you must be less than age 70. And once you elect an enhanced death benefit you may not change or terminate it.


  The optional enhanced death benefits that you may elect are:

  Option 1--Under Option 1 the enhanced death benefit is the greater of:

  * the sum of all premium payments minus any adjusted Partial Withdrawals, accumulated with interest at 4.0% per year through the end of the Policy Year you reach age 75; but in no case more than 200% of all premium payments minus any Partial Withdrawals; or

  * the Accumulation Value on the most recent fifth Policy anniversary occurring while you are alive and before you reach age 75, plus any premium payments and minus any adjusted Partial Withdrawals made since that Policy anniversary.

  If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account for the enhanced death benefit.


  Option 2--Under Option 2 the enhanced death benefit is the greatest Accumulation Value on any Policy anniversary while you are alive and before you reach age 75, plus any premium payments and minus any adjusted Partial Withdrawals made since that Policy anniversary.


  If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account for the enhanced death benefit.

  For purposes of the above, we will use the Accumulation Value as of the date we received due proof of the Owner's or Joint Owner's death.

  The adjusted Partial Withdrawal amount equals (A) multiplied by (B) where:

    (A) is the ratio of the amount of the Partial Withdrawal to the Accumulation Value on the date of the Partial Withdrawal; and

    (B) is the Death Benefit on the date of the Partial Withdrawal.

  IRS Required Distribution. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Policy must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. Other rules apply to Qualified Policies. (See "Certain Federal Income Tax Consequences").

  Spousal Continuation of Policy. If you die before the Maturity Date and the Beneficiary is your surviving spouse, your spouse may choose to not receive the Death Benefit and may continue the Policy and become the Owner. The excess, if any, of the Death Benefit over the Accumulation Value will be added to the Accumulation Value. In this situation, if you were also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the Policy, no Death Benefit will be paid because of your death.

  Death of Annuitant Prior to Maturity Date. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

  If you are a non-natural person (i.e. a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the Owner and will result in payment of the Death Benefit.

  Death of Annuitant on or After Maturity Date. If the Annuitant dies on or after the Maturity Date while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

  * the named Payee, if any and if living

  * the Beneficiary, if any and if living

  * the Owner, if living, and

  * the Owner's estate.

  Death of Owner on or After Maturity Date. If you die on or after the Maturity Date and before the Annuitant while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

  * any named Payee, if living

  * any Joint Owner, if living

  * any Beneficiary, if living, and

  * the deceased Owner's estate

  Payment of Death Benefit to Beneficiary. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for Federal tax purposes), and must begin within one year of your death.

> PAYMENT NOT HONORED BY BANK

  Any distribution under the Policy which is derived, all or in part, from any amount paid to us by check or draft may be postponed until we have determined that the instrument has been honored.

> BENEFICIARY

  You may name more than one Beneficiary in the application. You may change a Beneficiary by sending a signed Request to our Variable Annuity Service Center. When the Variable Annuity Service Center records the change, it will take effect as of the date we receive your Request at our Variable Annuity Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the application or by a signed Request. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and Federal laws requiring notification of the change in Beneficiary.

  If you die and you have not named a Beneficiary, or your named Beneficiary predeceased you and you did not name a new Beneficiary, your estate will be the Beneficiary. If your Policy is owned by Joint Owners and one of the Joint Owners dies, the surviving Joint Owner will be the deemed Beneficiary provided he or she survives the deceased Joint Owner by more than 24 hours. Our consent is needed if you wish to name a Joint Owner that is not your spouse.

> RESTRICTIONS UNDER QUALIFIED POLICIES

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plan in respect of which Qualified Policies are issued

> RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  charges and deductions
  ------------------------------------------------------------------------------

  We will make certain charges and deductions under the Policy in order to compensate us for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Separate Account and the Policies. We may also deduct charges for transfers, premium taxes, optional benefits and riders you may elect, and other Federal, state or local taxes. In addition, certain deductions are made from the assets of the Portfolios for management fees and expenses.

> WITHDRAWAL CHARGE

  Upon a Full or Partial Withdrawal, Withdrawal Charges may apply. Withdrawal Charges are calculated assuming that policy earnings are withdrawn first. Policy earnings include investment gains on premiums allocated to the Separate Account and interest credited to premiums allocated to the Guaranteed Interest Account. Withdrawal Charges will not be imposed on withdrawals of policy earnings. After all policy earnings have been withdrawn, premium payments are deemed to be surrendered in the order in which they were received. The length of time from receipt of a premium payment to the time of withdrawal determines the percent of the Withdrawal Charge. The Withdrawal Charge is assessed as a percentage of the premium payment withdrawn as follows:

  Complete Years
  Elapsed Since
 Premium Payment     Withdrawal Charge
 ---------------     -----------------
    Less than 1             7%
        1                   7%
        2                   6%
        3                   5%
        4                   4%
        5                   0%

  The Withdrawal Charge will not be applied under the following circumstances:

  * If you cancel the Policy during the Free Look Period.

  * Payment of the Death Benefit.

  * On any free withdrawal amount (see below).

  * To comply with any minimum distribution requirements of the Code for the Policy.

  * If you selected an optional Extended Care Confinement and Terminal Illness Rider when you purchased your Policy, and after the first policy Anniversary, you (1) become confined to a hospital or a state-licensed inpatient extended care facility for at least 30 consecutive days or (2) are first diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis, and you meet all of the conditions contained in the rider. You may only elect this rider at the time you purchase your Policy. You will pay a daily charge for this rider. This charge is equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account. We reserve the right to terminate this rider if you or any Joint Owner is changed. Otherwise, once you elect this rider it cannot be changed or dropped. This rider may not be available in all states.

  We will tell you the amount of Withdrawal Charge that would be assessed upon a withdrawal upon request. More information about how the Withdrawal Charge is calculated for Full or Partial Withdrawals is in Appendix I.

  Free Withdrawal Amount. In addition to a free withdrawal of policy earnings, you are entitled to withdraw up to 10% of the aggregate premium payments each year without a Withdrawal Charge. This free withdrawal amount is equal to 10% of the aggregate premium payments as of the date of the withdrawal, minus the sum of free withdrawal amounts previously taken during the Policy Year, and will not be less than zero. Unused free withdrawal amounts cannot be accumulated and carried from one Policy Year to the next.

> MORTALITY AND EXPENSE RISK CHARGE

  We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is 0.60% annually of the daily value of net assets in each Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge does not apply to amounts held in the Guaranteed Interest Account.

  Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by the Company. The mortality risks we assume arise from our Policy obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Policy.

  We also bear substantial risk in connection with the Death Benefit. During the Pay-in Period, we will pay a Death Benefit that could be greater than the Accumulation Value. Otherwise, the Death Benefit is based on the Accumulation Value. The Death Benefit is paid without imposition of a Withdrawal Charge or application of the MVA.

  The expense risk we assume is the risk that our actual expenses in administering the Policy and the Separate Account will exceed the amount we receive through the Administrative Expense Charge.

> ADMINISTRATIVE EXPENSE CHARGE

  We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Guaranteed Interest Account.

> OPTIONAL ENHANCED DEATH BENEFIT CHARGES

  You will pay an additional charge if you elect to purchase one of our two optional enhanced death benefit options. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.

> OPTIONAL EXTENDED CARE CONFINEMENT & TERMINAL ILLNESS RIDER CHARGE

  You will pay an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account if you elect this rider.

> TRANSFER CHARGE

  We may impose a fee equal to $10 for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

> PREMIUM TAXES

  We may be required to pay premium taxes in certain states. Depending upon applicable state law, we will deduct the premium taxes if we are required to pay them. This may occur, for example, at the time you pay a premium or make a Full or Partial Withdrawal or when the Policy reaches the Maturity Date or a Death Benefit is paid. We may elect to defer the deduction of Policy premium taxes that would otherwise be deducted from premium payments until a later time. Premium taxes currently range from 0.0% to 3.5% of premium payments or Accumulation Value. However, a state may change its premium tax rate at some future date.

> FEDERAL, STATE AND LOCAL TAXES

  No charges are currently imposed for Federal, state, or local taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Policies.

> OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

  You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts to which you allocate your Accumulation Value. The net assets of each Portfolio will reflect deductions in connection with the investment advisory fees and other expenses.

  For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, current copies of which accompany this Prospectus.

> REDUCTION IN CHARGES FOR CERTAIN GROUPS

  The Company may reduce or eliminate the Withdrawal Charge on Policies that have been sold to:

  * employees and sales representatives of the Company or its affiliates;

  * customers of the Company or distributors of the Policies who are transferring existing Accumulation Values to a Policy;

  * individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or

  * individuals or groups of individuals where premium payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

  In no event will reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

  certain federal income tax consequences
  ------------------------------------------------------------------------------

  The following is a general description of Federal tax considerations relating to individual owners and individual beneficiaries of the Policy, and is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). This general discussion does not attempt to describe the tax treatment of the Policy under state or local tax laws. This general discussion also does not attempt to describe the tax treatment that will apply to:

  * foreign owners or beneficiaries

  * corporate owners or beneficiaries, or

  * trusts that are owners or beneficiaries

  This discussion is not intended to be tax advice. Any person concerned about the tax implications of owning a Policy, or receiving distributions from the Policy, should consult a competent tax advisor before initiating any transaction.

  The Policy is issued by the Separate Account of the Company, which is taxed as a life insurance company under the Code. Under existing Federal income tax laws, all investment income and realized and unrealized capital gains (and losses) automatically increase (or decrease) the Accumulation Unit Values of the Policy. If changes in the Federal tax laws, or changes in the IRS's interpretation of the tax laws, result in the Company being taxed on income or gains produced in the Separate Account, then we reserve the right to start imposing charges against any affected Policies in order to provide for payment of those taxes.

  You may purchase a Non-Qualified Policy or a Qualified Policy. A Policy is a Qualified Policy if purchased by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b) (Tax-Sheltered Annuity), 408 (Traditional
  IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code. Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on amounts contributed to, held in, or received from a Qualified Policy depends on the type of retirement plan, the tax and employment status of the individual and/or his or her employer, the source of the contributions, and the reason for the distribution. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

  If you purchase this Policy as a Non-Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of Sections 72 and 817(h) of the Code. If you purchase this Policy as a Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Policy. The following discussion is based on the assumption that the Policy satisfies whichever Federal income tax rules apply to the Policy.

  At the time you pay the initial premium payment, you must specify whether a Non-Qualified Policy or a Qualified Policy is being purchased. If your initial premium payment is derived from an exchange or surrender of another annuity policy, we may require that you provide us with information as to the Federal income tax status of the previous policy. We will require you to purchase separate Policies if you desire to invest monies qualifying for different annuity tax treatment under the Code. We will require the minimum initial premium payment on each Policy. Additional premium payments under your Policy must qualify for the same Federal income tax treatment as your initial premium payment under the Policy. We will not accept an additional premium payment under your Policy if the Federal income tax treatment of such premium payment would be different from that of your initial premium payment.

  The investments held for Non-Qualified Policies must be "adequately diversified" in accordance with the requirements of Section 817(h) and Treas. Regs. [sec]1.817-5. The Company intends to, and will be responsible for, complying with these diversification rules. The IRS has stated in several published rulings (the "Investor Control Rulings") that if the owner of the policy has such control or power over the investments held for the policy, the owner of the policy, and not the separate account, will be treated as the owner of the underlying assets. The Company believes that it is complying with the Investor Control Rulings so that the Company, and not the Owner of the Policy, will be treated as the Owner of the underlying assets. We reserve the right to amend or modify the Policy if necessary to comply with any IRS rules or regulations related to diversification or control over investments.

> TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Non-Qualified Policy until a distribution occurs (e.g., Partial Withdrawals, Full Withdrawals, loan or assignment, pledge, gift, or the receipt of Annuity Payments under a payment option). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of a Qualified Policy's value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or as an annuity) is taxable as ordinary income. Unlike direct investments in mutual funds, no amounts invested in a variable annuity will produce any capital gains or losses.

  If the owner of any Non-Qualified Policy is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the Policy's value over the "investment in the contract" (discussed below) during the taxable year. There are exceptions to this rule if the non-natural person holds the Policy as agent for a natural person. We reserve the right to not issue a Non-Qualified Policy if it will not be owned by a natural person, or by a non-natural person as agent for a natural person.

  Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. Although as of the date of this Prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Policy even though it was purchased prior to the change in the tax laws or rules.

  Withdrawals from Qualified Policies. In the case of a Full Withdrawal or Partial Withdrawal under a Qualified Policy, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For certain Qualified Policies the "investment in the contract" may be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

  Withdrawals from Non-Qualified Policies. Full Withdrawals from Non-Qualified Policies are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." Partial Withdrawals from Non-Qualified Policies (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value (before any Withdrawal Charges, and including any positive Market Value Adjustment) immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time.

  Annuity Payments. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000 / 60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows a tax deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your Beneficiary after your death, your Beneficiary can recover any remaining "investment in the contract" over the additional payments being made.

  Penalty Tax. For Non-Qualified Policies and for most Qualified Policies (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Qualified or a Non-Qualified Policy:

  * made on or after the date on which you attain age 591/2;

  * made as a result of your death or disability;

  * received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary";

  * resulting from the direct rollover of the Policy into another qualified contract or individual retirement annuity;

  * allocable to investment in a Non-Qualified Policy before August 14, 1982;

  * under a qualified funding asset (as defined in Code Section 130(d));

  * under an immediate annuity (as defined in Code Section 72(u)(4)); or

  * which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  For distributions from Qualified Policies, in addition to all of the above exceptions to the 10% penalty tax, additional exceptions to the penalty may apply to distributions made to:

  * an employee after separation from service after age 55 from a retirement plan other than an IRA;

  * pay certain uninsured medical expenses;

  * certain unemployed individuals to pay health insurance premiums;

  * pay for certain higher education expenses; or

  * a first-time home buyer ($10,000 lifetime limit).


  Death Benefit Proceeds. The Code requires that both Qualified and Non-Qualified Policies make certain distributions if the Owner of the Policy dies. If you die before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) annuity payments must start within one year of your death. If your surviving spouse is the Beneficiary of the Policy, your spouse has the option of continuing the Policy as if he or she had been the original owner. If you die after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Policy in accordance with applicable requirements of the Code. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code. Amounts distributed because of the death of an Owner are generally included in income under the same rules that apply to distributions to the Owner. Annuities, unlike capital assets owned directly by an individual (e.g., real estate, stocks, bonds), do not receive a step-up in tax basis at the death of the Owner. Therefore, the investment in the Policy is not affected by the Owner's death.

  Gifts and Other Transfers or Exchanges of the Policy. The gift or other transfer of ownership of a Policy may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Policy. You should contact a competent tax advisor to discuss the potential tax effects of any gift, transfer or exchange of a Policy.

  Multiple Policies. All non-qualified deferred annuity policies that we or our affiliates issue to you during any calendar year are treated as one annuity policy for purposes of determining the amount of income produced by a distribution from one or more of the annuity policies. The Treasury Department may issue regulations to prevent the avoidance of Section 72(e) through the serial purchase of annuity policies or otherwise, or to treat the combination purchase of separate immediate and deferred annuity policies as a single annuity policy. You should consult with a competent tax advisor before purchasing more than one annuity policy in a calendar year.

  Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from most distributions. Withholding is mandatory for certain distributions from certain types of Qualified Policies.

  Other Tax Consequences. As noted above, this discussion of the Federal income tax consequences under the Policy is not intended to cover every possible situation. The Federal income tax consequences discussed in this Prospectus reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

  Qualified Plans. The Policy may be used with several types of qualified plans. Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Policy in a qualified plan, you should only consider the Policy's other features, including the availability of lifetime annuity payments and death benefit protection.

  No attempt is made to provide detailed information about the use of the Policy with the various types of qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. The following are brief descriptions of the various types of qualified plans in connection with which we will issue the Policy. Policies for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the Code.

  Qualified Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

  Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (each hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Policy for use with a Traditional IRA is subject to special disclosure requirements of the IRS. Purchasers of a Policy for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Traditional IRA qualification requirements.

  Section 408A of the Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Policy for use with Roth IRAs will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Roth IRA qualification requirements.

  Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity policies and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity policies are commonly referred to as "Tax-Sheltered Annuities."

  Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made:

  * after you attain age 591/2,

  * after your separation from service,

  * because of your death or disability, or

  * for an amount not greater than the total of such contributions in the case of hardship.

  Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.


  The deferred amounts will be used by the employer to purchase the Policy. The Policy will be issued to a trust set up by a governmental employer, or by another tax-exempt employer. For Section 457 plans established by non-governmental employers, all Accumulation Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Policy and is only entitled to payment in accordance with the
  Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. For Section 457 plans established by governmental employers, all assets of the plan must be held in trust for the exclusive benefit of the participants. For Section 457 plans established by non-governmental employers, the employer has the right to withdraw amounts from the plan for purposes unrelated to the Section 457 plan. Present Federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other
  Section 457 plans in certain limited cases. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

  jefferson pilot financial insurance company
  ------------------------------------------------------------------------------


  Jefferson Pilot Financial Insurance Company is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991, and redomesticated to Nebraska effective June 12, 2000. The Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Our service center is located at One Granite Place, Concord, New Hampshire 03301; our telephone number is 800-258-3648, ext. 5394.


  We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, and the Commonwealth of the Northern Mariana Islands.


  At December 31, 2000, we and our subsidiaries had total assets of
  approximately $    billion and had over $    billion of insurance in force,
  while total assets of Jefferson-Pilot Corporation and its subsidiaries
  (including the Company) were approximately $    billion.

  The Company offers individual life insurance and annuities and non-medical group insurance products. We are subject to Nebraska laws governing insurance.


> THE SEPARATE ACCOUNT

  The JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company (the "Separate Account") was established as a separate investment account under the laws of the State of New Hampshire on November 18, 1999 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000.

  We own the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of other separate accounts or out of any of our other business unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. We reserve the right to transfer assets of the Separate Account in excess of the reserves and other Policy liabilities with respect to the Separate Account to our general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to our other income, gains or losses. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of our general account assets or any of our other separate accounts.

  distributor of the policies
  ------------------------------------------------------------------------------


  Jefferson Pilot Variable Corporation is the principal underwriter of the Policies. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Policies. Commissions paid on Policy sales may vary, but we estimate that total commissions paid on all Policy sales will not exceed 4% of all premium payments. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.


  In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

  voting rights
  ------------------------------------------------------------------------------

  There are no voting rights associated with the Guaranteed Interest Account Value.

  With respect to the Separate Account Value, we are the "shareholder" of the Portfolios and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-accounts to which you have allocated your Accumulation Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Accumulation Value in the Variable Sub-account by the net asset value per share of the corresponding Portfolio in which the Variable Sub-account invests. Fractional shares will be counted.

  After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

  If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners. We or our affiliates may vote shares in which you or other persons entitled to vote have no beneficial interest in our sole discretion.

  We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.

  The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote Portfolio shares without obtaining voting instructions from our Owners and we may elect to do so.

  loans
  ------------------------------------------------------------------------------

  Generally, a loan is available to you if your Policy is a Tax-Sheltered Annuity Policy issued under Section 403(b) of the Code. Loans are subject to provisions of the Code and to applicable plan rules. Loans may not be available in all states. You should consult your tax advisor and plan fiduciary prior to exercising your loan privileges.

  You may borrow up to 50% of the Surrender Value from your Policy, but in no case more than $50,000, without incurring current taxes or policy-imposed Withdrawal Charges. Certain other Code and IRS limitations may apply. For example, if a loan already exists, the $50,000 limit is reduced. Existing loans include loans from all qualified plans. A minimum loan of $1,000 also applies. We will notify you of the loan interest rate at the time you request a loan. However, your Policy guarantees that the loan interest rate will never exceed 8%.

  Loans must be repaid in substantially equal payments, at least quarterly, within five years. However, loans used to purchase your principal residence must be repaid within 15 years. The loan repayment period may not extend beyond age 70. If you do not make a loan payment when due, interest will continue to accrue on that amount. If you do not make a loan payment by the end of a 30 day grace period, the entire loan will be treated as a deemed distribution, may be taxable to you, and may be subject to a 10% penalty tax. If the required payment is not received by the end of the grace period, the defaulted loan balance, plus accrued interest and any Withdrawal Charge, will be withdrawn from your Surrender Value, if amounts under your Policy are "eligible for distribution." In order for an amount to be eligible for distribution under a 403(b) Plan, you must meet one of the six triggering events:

  * attainment of age 591/2;

  * separation from service;

  * death;

  * disability;

  * plan termination; or

  * financial hardship.

  If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any Withdrawal Charge will be considered a "deemed distribution" and will be withdrawn when those Surrender Values become eligible. Either a distribution or a deemed distribution will be considered a currently taxable event, and may be subject to Federal tax withholding, the Withdrawal Charge and the Federal early withdrawal penalty tax.

  Your Policy Surrender Value will provide the collateral for the loan. The amount of Surrender Value serving as collateral will be placed in a loan collateral account. The loan collateral account is part of the General Account. You may specify the allocation option from which amounts will be transferred to the loan collateral account. If you do not specify the allocation options, amounts will be transferred from the Variable Sub-accounts and Guaranteed Interest Accounts in the same proportion that your Accumulation Value in each allocation option bears to your total Accumulation Value.

  Until the loan has been repaid, amounts in the loan collateral account will be credited interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. Your Policy guarantees that the interest rate credited to the loan collateral account will never be less than 3%. Loan repayments will be deducted from the loan collateral account and allocated to the allocation options based on your current allocation elections.

  If you make a Full Withdrawal of your Policy while a loan is outstanding, the Surrender Value you receive will be reduced by the amount of the loan outstanding plus any accrued interest. If you die while a loan is outstanding, the Death Benefit paid to the Beneficiary will be reduced by the amount of the loan outstanding plus any accrued interest. If the Maturity Date occurs while a loan is outstanding, the amount of the Accumulation Value applied under any payment option will be reduced by the amount of the loan outstanding plus accrued interest.

  additional information about the separate account
  ------------------------------------------------------------------------------

> ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the Separate Account to which the assets were transferred.

  We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another Portfolio or of another registered open-end management investment company. If required by law, we will not substitute any shares attributable to a Policy's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities.

  We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Portfolio or in shares of another investment company. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

  If any of these substitutions or changes are made, we may by appropriate endorsement change the Policy to reflect the substitution or change. If we deem it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any of these reserved rights with respect to the Separate Account. If you choose not to accept such change(s), you may request cancellation of your Policy and receive the Surrender Value.

> PERFORMANCE DATA

  From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. Performance data is not intended to and does not indicate future performance.

  JPVF Money Market Variable Sub-account Yield. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  Other Variable Sub-account Yield. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period.

  The yield is computed by:

  * dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period,

  * by the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period,

  * compounding that yield for a six month period, and

  * multiplying that result by 2.

  Expenses attributable to the Variable Sub-Account include:

  * the Mortality and Expense Risk Charge, and

  * the Administrative Expense Charge.

  Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Withdrawal Charge or premium taxes that may be applicable to a particular Policy. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.

  Total Return. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Withdrawal Charge imposed on Full or Partial Withdrawals.

  In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect any applicable Withdrawal Charge, which if reflected would lower the performance figures.

  We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

  Performance Comparisons. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

  General. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

  Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. A Portfolio's total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Policy during the Pay-in Period.

> COMPANY RATINGS


  We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services, or Fitch may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

  general policy provisions
  ------------------------------------------------------------------------------

> ENTIRE POLICY

  The entire Policy consists of the Policy, any attached riders and endorsements, and the attached copy of the application. Only our Chief Executive Officer, President, one of our Executive Vice Presidents or the Secretary may change the Policy. The change must be in writing. No change will be made in the Policy unless you agree to it in writing. No registered representative is authorized to change the Policy or to change or waive any provisions of the Policy.

> RELIANCE ON INFORMATION PROVIDED IN APPLICATION

  In issuing the Policy, we will rely on the statements made in the application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the application to void the Policy unless that statement is a material misrepresentation and is part of the application.

> VARIATIONS IN POLICY PROVISIONS

  Certain provisions of your Policy may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Policy or in riders or endorsements to your Policy.

> MEASUREMENT OF DATES

  Policy Years, quarters, months, and anniversaries are measured from the Policy Date, except where otherwise specified.

> CALCULATION OF AGE

  References in the Policy to a person's age on any date refer to his or her age on that person's last birthday.

> MISSTATEMENT OF AGE

  If the age of the Annuitant has been misstated, any amount payable under the Policy will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

> ASSIGNMENT OF THE POLICY

  While the Annuitant is living, and except for Qualified Policies, you may assign the Policy or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a Joint Owner, the Joint Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Owner, you still have the rights of ownership that you have not assigned.

  An assignee cannot change the Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

  To assign the Policy, you must provide us a copy of the assignment. We are not bound by an assignment unless we receive written notice at our Variable Annuity Service Center. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.

  State law such as those governing marital property may affect your ability to encumber the Policy.

> NONPARTICIPATING

  The Policy is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the Policy.

> NON-BUSINESS DAYS

  If the due date for any activity required by the Policy falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

> REGULATORY REQUIREMENTS

  All interest guarantees, withdrawal benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Policy is delivered.

  We will administer the Policy in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity policy.

  The Policy is deemed to include all state and Federal laws that apply.

  legal proceedings
  ------------------------------------------------------------------------------

  We are not involved in any litigation that is of material importance in relation to our general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

  available information
  ------------------------------------------------------------------------------

  We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Policies offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Policies. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, (telephone no. 202-942-8090), at prescribed rates or may be found at the SEC's Web Site at http://www.sec.gov.

  statement of additional information
  ------------------------------------------------------------------------------

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

> TABLE OF CONTENTS


                                                 Page
                                                 ----
  Jefferson Pilot Financial Insurance
  Company ...................................     3
  More information About the Policy .........     4
  Determination of Variable Sub-account
   Accumulation Unit Values .................     4
  Calculation of Annuity Unit Value .........     5
  Pay-out Period Transfer Formulas ..........     6
  Administration ............................     7
  Records and Reports .......................     7
  Custody of Assets .........................     7
  Administrator .............................     7
  Principal Underwriter .....................     7
  Performance Data and Calculations .........     8
   Money Market Variable Sub-account
    Yields ..................................     8
   Other Variable Sub-account Yield .........     8
   Variable Sub-account Total Return
    Calculations: Standardized ..............    10
   Other Performance Data:
    Non-Standardized ........................    11
   Other Information ........................    13
  Other Information .........................    14
  Experts ...................................    14
  Financial Statements ......................    14

  appendix i
  ------------------------------------------------------------------------------

> WITHDRAWAL CHARGE CALCULATION

  A Withdrawal Charge may be deducted from the Accumulation Value upon Partial Withdrawal or Full Withdrawal of the Policy. (See "Withdrawal Charge" p. 27.)

  The Withdrawal Charge for each premium is calculated as follows:

  (S-Free) * X% = WC, but not less than zero.

  Where:

  S = the amount of premium withdrawn, premiums are withdrawn in the order in which they were received

  Free = the 10% free withdrawal amount, net of any other free withdrawals during the current policy year

  WC = the Withdrawal Charge amount

  X = the following Withdrawal Charge percentage, a separate Withdrawal Charge applies to each premium

   Complete Years
   Elapsed Since
  Premium Payment     Withdrawal Charge
  ---------------     -----------------
     Less than 1             7%
         1                   7%
         2                   6%
         3                   5%
         4                   4%
         5                   0%

  Example:

  Assume an initial premium payment of $50,000 in Policy Year 1, and an additional premium payment of $5,000 in Policy Year 2. Also assume that after earnings, the Accumulation Value in Policy Year 3 is $60,000.

  1. If there is a Full Withdrawal during Policy Year 3:

     Withdrawal Charge = ($50,000 - $5,500) x .06 + ($5,000 x .07) = $3,020

  Thus, the Surrender Value would be $60,000 - $3,020 = $56,980. Premium taxes may also be applicable.

  2. If there is a Partial Withdrawal of $15,000 during Policy Year 3:

     Earnings of $5,000 are withdrawn without Withdrawal Charges, therefore premium of $10,000 must be withdrawn

     Withdrawal Charge = ($10,000 - $5,000) x .06 = $270

  Thus the Accumulation Value would be reduced by $15,000 and you would receive $14,730. Premium taxes may also be applicable.

  appendix ii
  ------------------------------------------------------------------------------

> MARKET VALUE ADJUSTMENT

  The formula which will be used to determine the Market Value Adjustment is:

                     --                        --
                    | --          --             |
                    ||    1 + I     |  (N/12)    |
                    || ------------ |        -1  |  x A
                    || 1 + J + .004 |            |
                    ||              |            |
                    | --          --             |
                     --                        --

  NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Guaranteed Interest Account below 3.0% per year.

  I = The Guaranteed Interest Rate in effect for the current Interest Rate Guarantee Period (expressed as a decimal, (e.g., 1% = .01).)

  J = The interest rate (expressed as a decimal e.g. 1% = .01) for the Guaranteed Interest Account currently available for the period of time most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation. If an interest rate for the Guaranteed Interest Account is not available, and cannot be calculated by linear interpolation, a substitute interest rate will be used. The substitute interest rate will be no less favorable to you than the most recent U.S. Treasury Yield for the maturity closest to the duration remaining plus 1.00%). If the period is less than 1 year then the Company will use the currently available interest rate for the 1-year option.

  N = The number of complete months from the Full or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.

  A = The amount surrendered, withdrawn or transferred.

  The ".004" in the formula is a factor designed to cover anticipated costs of liquidation investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.4% higher than the currently available interest rate for new money in the Guaranteed Interest Account for there to be a positive market value adjustment. If it is lower than J or higher but less than 0.4% higher, the Market Value Adjustment is negative.

  Examples of Market Value Adjustment

  Assume a Guaranteed Interest Account Value of $50,000, a five year guaranteed period with an guaranteed interest rate of 6%, and a original payment of $42,000 at the beginning of the current guaranteed period.

  1. If there is a Full Withdrawal at the beginning of the fourth year with two years remaining in the Interest Rate Guarantee Period:

     a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:

                            --             --
                           |       (48/12)   |
                           |(1.06 )          |
          MVA = $50,000 x  |(---- )       -1 |  = $570.88
                           |(1.054)          |
                            --             --

          Free Withdrawal Amount = ($42,000 x .10)
          = $4,200.00

          Withdrawal Charge = ($42,000 - $4,200) x
          .05 = $1,890.00

          Thus the surrender proceeds = $50,000.00
          + $570.88 - $1,890.00 = $48,680.88 - any
          applicable premium taxes

     b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:

                            --              --
                           |       (48/12)    |
                           |(1.06 )           |
          MVA = $50,000 x  |(---- )       -1  |  = -$1,295.04
                           |(1.074)           |
                            --              --

          Minimum Market Value Adjustment with 3%
          guaranteed return =

                          3
          $42,000 x (1.03) - $50,000 = -$4,105.47
          Since -$1,295.04 is greater than -$4,105.47, the actual MVA is -$1,295.04

          Free Withdrawal Amount = ($42,000 x .10) = $4,200.00 Withdrawal Charge = ($42,000 - $4,200) x .05 = $1,890.00 Thus the surrender proceeds = $50,000.00 - $1,295.04 - $1,890.00 = $46,814.96 - any
          applicable premium tax

  2. If there is a Full Withdrawal at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the Interest Rate Guarantee Period:

     a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:

                            --             --
                           |       (36/12)   |
                           |(1.06 )          |
          MVA = $50,000 x  |(---- )       -1 |  = $858.76
                           |(1.054)          |
                            --             --

          Free Withdrawal Amount = $50,858.76
          Withdrawal Charge = $0

          Thus the surrender proceeds = $50,000.00
          + $858.76 = $50,858.76 - any applicable
          premium tax

     b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:

                            --             --
                           |       (36/12)   |
                           |(1.06 )          |
          MVA = $50,000 x  |(---- )       -1 |  = -$1,929.93
                           |(1.074)          |
                            --             --

          Minimum Market Value Adjustment with 3%
          guaranteed return =

                          2
          $42,000 x (1.03) - $50,000 = -$5,442.20
          Since -$1,929.93 is greater than -$5,442.20,
          the actual MVA is -$1,929.93

          Free Withdrawal Amount = $48,070.07
          Withdrawal Charge = $0
          Thus the surrender proceeds = $50,000.00
          - $1,929.93 = $48,070.07 - any applicable
          premium tax

  3. If there is a Partial Withdrawal of $10,000 at the beginning of the fourth year with two years remaining in the Interest Rate Guarantee Period;

     a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:

                            --             --
                           |       (24/12)   |
                           |(1.06 )          |
          MVA = $100,000 x |(---- )       -1 |  = $114.18
                           |(1.054)          |
                            --             --

          Free Withdrawal Amount = ($42,000 x .10)
          = $4,200.00
          Withdrawal Charge = ($10,000 - $4,200) x
          .05 = $290.00
          Thus the surrender proceeds = $10,000.00
          + $114.18 - $290.00 = $9,824.18 - any
          applicable premium tax

     b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:

                            --             --
                           |       (24/12)   |
                           |(1.06 )          |
          MVA = $100,000 x |(---- )       -1 |  = -$259.01
                           |(1.074)          |
                            --             --

          Minimum Market Value Adjustment with 3%
          guaranteed return =

                          3
          $42,000 x (1.03) - $50,000 = -$4,105.47
          Since -$259.01 is greater than -$4,105.47,
          the actual MVA is -$259.01

          Free Withdrawal Amount = ($42,000 x .10)
          = $4,200.00
          Withdrawal Charge = ($10,000 - $4,200) x
          .05 = $290.00
          Thus the surrender proceeds = $10,000.00
          - $259.01 - $290.00 = $9,450.99 - any
          applicable premium tax

  4. If there is a Partial Withdrawal of $10,000 at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the Interest Rate Guarantee Period:


     a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:

                            --             --
                           |       (36/12)   |
                           |(1.06 )          |
          MVA = $100,000 x |(---- )       -1 |  = $171.75
                           |(1.054)          |
                            --             --

          Free Withdrawal Amount = $10,171.75
          Withdrawal Charge = $0
          Thus the surrender proceeds = $10,000 +
          $171.75 = $10,171.75 - any applicable
          premium tax

     b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:

                            --             --
                           |       (36/12)   |
                           |(1.06 )          |
          MVA = $100,000 x |(---- )       -1 |  = -$385.99
                           |(1.074)          |
                            --             --

          Minimum Market Value Adjustment with 3%
          guaranteed return =

                          2
          $42,000 x (1.03) - $50,000 = -$5,442.20
          Since -$385.99 is greater than -$5,442.20,
          the actual MVA is -$385.99

          Free Withdrawal Amount = $9,614.01
          Withdrawal Charge = $0
          Thus the surrender proceeds = $10,000.00
          - $385.99 = $9,614.01 - any applicable
          premium tax

                      JPF VARIABLE ANNUITY SEPARATE ACCOUNT

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301

                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Jefferson Pilot Financial Insurance Company Pilot Elite Variable Annuity Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2001 by calling 1-800-258-3648, ext. 5394, or by writing the Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY, THE JEFFERSON PILOT VARIABLE FUND, INC.; THE AMERICAN CENTURY VP INTERNATIONAL FUND; THE AYCO SERIES TRUST; THE VARIABLE INSURANCE PRODUCTS FUND; THE VARIABLE INSURANCE PRODUCTS FUND II; THE MFS VARIABLE INSURANCE TRUST; THE OPPENHEIMER VARIABLE ACCOUNT FUNDS; AND THE PIMCO VARIABLE INSURANCE TRUST.


                              DATED: MAY 1, 2001

                                TABLE OF CONTENTS


                                                                                                          Page
Jefferson Pilot Financial Insurance Company .............................................................. 3

More Information About the Policy......................................................................... 4

Determination of Variable Sub-account Accumulation Unit Values............................................ 4

Calculation of Annuity Unit Value ........................................................................ 5

Pay-out Period Transfer Formulas.......................................................................... 6

Administration............................................................................................ 7

Records and Reports....................................................................................... 7

Custody of Assets......................................................................................... 7

Administrator............................................................................................. 7

Principal Underwriter..................................................................................... 7

Performance Data and Calculations......................................................................... 8
    Money Market Variable Sub-account Yield............................................................... 8
    Other Variable Sub-account Yields..................................................................... 8
    Variable Sub-account Total Return Calculations:  Standardized.........................................10
    Other Performance Data:  Non-Standardized.............................................................11
    Other Information.....................................................................................13
Other Information.........................................................................................14
Experts...................................................................................................14
Financial Statements......................................................................................14


In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Policy which may be of interest to you.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton Life and the applicable separate account became a separate account of the Company. GLIC did not have any separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.


                        MORE INFORMATION ABOUT THE POLICY

         DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES

         ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the net premium payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Policy on the applicable Valuation Day.

         ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The value of an Accumulation Unit in each of the Sub-accounts was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10.00 for each of the Variable Sub-accounts.

         A VALUATION DAY is any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the SEC has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

         A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

         NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

         (a)  is the sum of:

              (1) the net asset value of a Portfolio share held in the Separate
                  Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

              (2) the per share amount of any dividend or capital gain
                  distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

              (b) is the net asset value of a Portfolio share held in the
                  Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

              (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 0.75% (0.60% + 0.15%) of the daily net asset value of Portfolio shares held in the Separate Account for that Variable Sub-account.

The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

                        CALCULATION OF ANNUITY UNIT VALUE

o Annuity Units and Payments. The dollar amount of each Variable Annuity Payment depends on the number of Annuity Units credited to that Payment Option and the value of those units. The number of Annuity Units is determined as follows:


      1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Accumulation Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option Table in the Policy.


      2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

      3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

o Annuity Unit Value. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Portfolio. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

      1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

      2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

      The Net Investment Factor reflects the investment experience of the applicable Portfolio and certain charges (See above for a detailed description of the Net Investment Factor).


     If a Variable Annuity Payment falls due on a non-business day of the Company, we will determine the Annuity Unit Value as of the prior business day.

                        PAY-OUT PERIOD TRANSFER FORMULAS


      During the Pay-out Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Pay-out Period, thus none will be available for transfers. (See "Transfers," Page 20 of the Prospectus.)


      Transfers during the Pay-out Period are implemented according to the following formula:

      1. Determine the number of units to be transferred from the Variable Sub-account as follows: = D/AUV1

      2. Determine the number of Annuity Units remaining in that Variable Sub-account (after the transfer): = UNIT1 - D/AUV1

      3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer): = UNIT2 + D/AUV2

      4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:
         (AUV1) is the Annuity Unit value of the Variable Sub-account from which the transfer is being made.

         (AUV2) is the Annuity Unit value of the Variable Sub-account to which the transfer is being made.

         (UNIT1) is the number of units in the Variable Sub-account from which the transfer is being made, before the transfer.

         (UNIT2) is the number of units in the Variable Sub-account to which the transfer is being made, before the transfer.

         (D)      is the dollar amount being transferred.


                                 ADMINISTRATION

      The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

      If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

      All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

      Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's General Account assets.


                                 ADMINISTRATOR

      Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Variable Sub-accounts.


                              PRINCIPAL UNDERWRITER

      The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC") to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

                        PERFORMANCE DATA AND CALCULATIONS

Money Market Variable Sub-account Yield

      The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policy owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the seven-day base period to determine the base period return, and annualizing this quotient on a 365-day basis.

      The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

      The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Withdrawal Charges or premium taxes.

Other Variable Sub-account Yields

      The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a 30-day period is calculated by a standardized method prescribed by rules of the SEC. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b+1)6 -1]
                                      ---
                                      cd

Where:

a = net investment income earned during the period by the portfolio company attributable to shares owned by the Sub-account.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.

      The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:

                       Yield   =   2 (a-b)6
                                     -----
                                      cd        +1      -1
Where:

a = Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.
b = Expenses of the Variable Sub-account for the 30-day period.
c = The average number of units outstanding.
d = The unit value at the close (highest) of the last day in the 30-day period.

      Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Withdrawal Charge that may be applicable to a particular Policy. Withdrawal Charges range from 7% to 4% of the amount withdrawn which is attributable to premium payments made less than five years prior to the withdrawal. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Portfolios' investments and its operating expenses.

Variable Sub-account Total Return Calculations:  Standardized

      The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1 + T)n = ERV
Where:
            P =    hypothetical initial premium payment of $1,000;

            T =    average annual total return;

            n =    number of years; and

            ERV    = ending redeemable value at the end of the one, five, or
                     ten year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year period.

      The Withdrawal Charge on Policies is recognized in the ending redeemable value for standard total return figures. These figures will not reflect any premium taxes.


         The following table shows the Standardized Average Annual Total Return for the Pilot Elite Variable Annuity Sub-accounts for the period ended
December 31, 2000. [Note: these performance calculations are not yet available and will be inserted in the Rule 485(b) filing in April 2001]

                                                                   Since Inception
JPVF International Equity Sub-account                                     %
JPVF World Growth Stock Sub-account                                       %
JPVF Emerging Growth Sub-account                                          %
JPVF Capital Growth Sub-account                                           %
JPVF Small Company Sub-account                                            %
JPVF Growth Sub-account                                                   %
JPVF S&P 500 Index Sub-account                                            %
JPVF Value Sub-account                                                    %
JPVF Balanced Sub-account                                                 %
JPVF High Yield Bond Sub-account                                          %
JPVF Money Market Sub-account                                             %
MFS Research Series Sub-account                                           %
MFS Utilities Series Sub-account                                          %
Oppenheimer Capital Appreciation/VA Sub-account                           %
Oppenheimer Bond/VA Sub-account                                           %
Oppenheimer Strategic Bond/VA Sub-account                                 %
VIP Equity-Income Sub-account                                             %
VIP Growth Sub-account                                                    %
VIP II Contrafund Sub-account                                             %


Other Performance Data:  Non-Standardized

      The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take any Withdrawal Charges into account and will be based on an average Policy size of $50,000.

      The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Portfolio was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.


      The following table shows the non-standardized average annual total return for the Pilot Elite Variable Annuity Sub-accounts for the periods ended December 31, 2000. [Note: these performance calculations are not yet available and will be inserted in the Rule 485(b) filing in April 2001]

Sub-accounts                1 Year     3 Years     5 Years   10 Years      Since Inception*
JPVF International Equity      %           %         N/A        N/A            % (1/1/98)
JPVF World Growth Stock        %           %           %          %            % (8/1/85)
JPVF Emerging Growth           %           %           %        N/A            % (5/1/95)
JPVF Capital Growth            %           %           %        N/A            % (5/1/92)
JPVF Small Company             %           %           %          %            % (4/18/86)
JPVF Growth                    %           %         N/A        N/A            % (1/1/98)
JPVF S&P 500 Index           N/A         N/A         N/A        N/A            % (5/1/00)
JPVF Value                     %           %           %        N/A            % (5/1/92)
JPVF Balanced                  %           %           %        N/A            % (5/1/92)
JPVF High Yield Bond           %           %         N/A        N/A            % (1/1/98)
JPVF Money Market              %           %           %          %            % (8/1/85)
MFS Research Series            %           %           %        N/A            % (7/26/95)
MFS Utilities Series           %           %           %        N/A            % (1/3/95)
Oppenheimer Capital            %           %           %          %            % (4/3/85)
Appreciation/VA
Oppenheimer Bond/VA            %           %           %          %            % (4/3/85)
Oppenheimer Strategic          %           %           %        N/A            % (5/3/93)
Bond/VA
VIP Equity-Income              %           %           %          %            % (10/9/86)
VIP Growth                     %           %           %          %            % (10/9/86)
VIP II Contrafund              %           %           %        N/A            % (1/3/95)

*The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.

     The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Variable Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Withdrawal Charge.

                                  CTR = ERV - P
                                        -------
                                        P

Where:

      CTR =  the cumulative total return net of a Variable Sub-account's recurring charges for the period;
      ERV =  ending redeemable value at the end of the one, five or ten year
             (or other) period (or fractional portion thereof) of a hypothetical
             $50,000 premium payment made at the beginning of the one, five, or ten year (or other) period, and
      P =    a hypothetical initial premium payment of $50,000.


      The following table shows the non-standardized average annual total return for the Pilot Elite Variable Annuity Sub-accounts for the periods ended December 31, 2000. [Note: these performance calculations are not yet available and will be inserted in the Rule 485(b) filing in April 2001]

Sub-accounts                1 Year      Since Inception*
JPVF International Equity      %           % (1/1/98)
JPVF World Growth Stock        %           % (8/1/85)
JPVF Emerging Growth           %           % (5/1/95)
JPVF Capital Growth            %           % (5/1/92)
JPVF Small Company             %           % (4/18/86)
JPVF Growth                    %           % (1/1/98)
JPVF S&P 500 Index           N/A           % (5/1/00)
JPVF Value                     %           % (5/1/92)
JPVF Balanced                  %           % (5/1/92)
JPVF High Yield Bond           %           % (1/1/98)
JPVF Money Market              %           % (8/1/85)
MFS Research Series            %           % (7/26/95)
MFS Utilities Series           %           % (1/3/95)
Oppenheimer Capital            %           % (4/3/85)
Appreciation/VA
Oppenheimer Bond/VA            %           % (4/3/85)
Oppenheimer Strategic          %           % (5/3/93)
Bond/VA
VIP Equity-Income              %           % (10/9/86)
VIP Growth                     %           % (10/9/86)
VIP II Contrafund              %           % (1/3/95)

*The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.



All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

Other Information

      The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.

      Broker World                                       Financial World
      Across the Board                                     Advertising Age
      American Banker                                    Barron's
      Best's Review                                        Business Insurance
      Business Month                                     Business Week
      Changing Times                                     Consumer Reports
      Economist                                          Financial Planning
      Forbes                                             Fortune
      Inc.                                               Institutional Investor
      Insurance Forum                                    Insurance Sales
      Insurance Week                                     Journal of Accountancy
      Journal of the American Society of CLU & ChFC      Journal of Commerce
      Life Insurance Selling                             Life Association News
      MarketFacts                                        Manager's Magazine
      National Underwriter                               Money
      Morningstar, Inc.                                  Nation's Business
      New Choices (formerly 50 Plus)                     New York Times
      Pension World                                      Pensions & Investments
      Rough Notes                                        Round the Table
      U.S. Banker                                        VARDs
      Wall Street Journal                                Working Woman

                                OTHER INFORMATION

      A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                    EXPERTS


         The financial statements of the JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company as of December 31, 2000, and for the year then ended, appearing in this Statement of Additional Information and this Registration Statement have been audited by _____________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2000 and for each of the three years ended December 31, 2000, have been audited by independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


         The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Interest Rate Guarantee Periods of the Guaranteed Interest Account.

PART C       OTHER INFORMATION

ITEM  24.    FINANCIAL STATEMENTS AND EXHIBITS
      (a)    Financial Statements

             All required financial statements to be included in Part A and Part B of this Registration Statement will be filed in the Post-Effective Amendment to be filed in April, 2001.

      (b)    Exhibits:
             (1)  Resolution of the Board of Directors of Jefferson Pilot
                  Financial Insurance Company authorizing establishment of the Separate Account. 1/

             (2)  Not Applicable.

      (3)    Distribution Agreement by and between Jefferson Pilot Financial
             Insurance Company, on its own behalf and on the behalf of the Separate Account, and Jefferson Pilot Variable Corporation 2/

      (4)    Form of Variable Annuity Contract 2/

      (5)    Form of Application for the Variable Annuity Contract 2/

      (6)    (a)  Amended and Restated Articles of Incorporation and
                  Redomestication of Jefferson Pilot Financial Insurance
                  Company 3/

             (b)  By-Laws of Jefferson Pilot Financial Insurance Company 3/

      (7)    Not Applicable.

      (8)    Participation Agreements 2/

      (9)    Opinion and Consent of Counsel 4/

     (10)    To be filed in April, 2001.

     (11)    Not Applicable.

     (12)    Not Applicable.

     (13)    Schedule of Computation of Performance 4/

--------------------------
1/ Incorporated by reference to the initial Registration Statement for JPF Variable Annuity Separate Account filed on January 12, 2000 (Registration No. 333-94539).

2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement for for JPF Variable Annuity Separate Account filed on June 9, 2000 (Registration No. 333-94539).


3/ Incorporated by reference to the initial Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account II filed on August 1, 2000 (Registration No. 811-8374).

4/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account filed on June 9, 2000 (Registration No. 333-95155).

ITEM  25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal                Position and Offices
Business Address                  with Depositor
----------------                  --------------
David A. Stonecipher              Director; Chairman of the
                                  Board and Chief Executive Officer

Kenneth C. Mlekush                Director; President

Robert D. Bates                   Director; Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                   Director; Executive Vice President

Hoyt J. Phillips                  Director; Senior Vice President

John D. Hopkins                   Executive Vice President and General Counsel

Charles C. Cornelio               Executive Vice President

Leslie L. Durland                 Executive Vice President

John C. Ingram                    Executive  Vice President

Reggie D. Adamson                 Senior Vice President

Ronald R. Angarella               Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.              Senior Vice President and Chief Life Actuary

Richard T. Stange                 Senior Vice President, Deputy General Counsel

David K. Booth                    Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                  Vice President

Kenneth S. Dwyer                  Vice President

Peter N. Ellinwood                Vice President
One Granite Place
Concord, NH 03301

Ronald  H. Emery                  Vice President
One Granite Place
Concord, NH 03301

Mark P. Gilbert                   Vice President

Patrick A. Lang                   Vice President
One Granite Place
Concord, NH 03301

Shari J. Lease                    Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                    Vice President and Secretary

Russell C. Simpson                Vice President and Treasurer

Frank A. Sutherland, Jr.          Vice President

John A. Weston                    Vice President
One Granite Place
Concord, NH  03301


*/ Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:


                                                     Organized          % Voting
                                                     Under              Stock
Names of Subsidiaries                                Laws of:           Owned by
---------------------                                --------           Parent
                                                                        ------
Jefferson-Pilot Life Insurance Company               North Carolina     100%
Jefferson Pilot Variable Corporation                 North Carolina     100%
Jefferson-Pilot Communications Company               North Carolina     100%
Jefferson Pilot Financial Insurance Company          New Hampshire      100%
Jefferson Pilot LifeAmerica Insurance Company        New Jersey         100%
Jefferson Pilot Securities Corporation               New Hampshire      100%
Jefferson Pilot Investment Advisory Corporation      Tennessee          100%
The Guarantee Life Companies, Inc.                   Delaware           100%
PFG, Inc.                                            Pennsylvania       100%
Westfield Assigned Benefits Company                  Ohio               100%
The Polaris Group, Inc.                              Connecticut        100%
Polaris Financial Services, Inc.                     Connecticut        100%
Polaris Advisory Services, Inc.                      Connecticut        100%


Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of February 15, 2001, there were 6 Owners of the Policies, 2 of which owned Non-Qualified Policies and 4 of which owned Qualified Policies.

ITEM 28.  INDEMNIFICATION

Reference is made to Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company, which states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:

     - JPF Separate Account A of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account C of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company
     - JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance Company
     - Jefferson Pilot Variable Fund, Inc.
     - JPF Variable Annuity Separate Account II of Jefferson Pilot Financial Insurance Company

(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:


NAME AND PRINCIPAL                       POSITIONS AND
BUSINESS ADDRESS                         OFFICES WITH UNDERWRITER
------------------                       ------------------------
     Ronald R. Angarella                 Director and President
     David K. Booth                      Vice President, Marketing
     W. Thomas Boulter                   Vice President, Compliance and Chief Compliance Officer
     Lisa S. Clifford                    Assistant Vice President, Compliance
     Charles C. Cornelio                 Director
     Carol R. Hardiman                   Director
     Shari J. Lease                      Secretary
     John A. Weston                      Chief Financial Officer

     Address (except as otherwise noted):
       One Granite Place
       Concord, NH 03301


(c)


           (1)                     (2)                        (3)                   (4)                 (5)
           NAME OF                 NET UNDERWRITING
           PRINCIPAL               DISCOUNTS AND              COMPENSATION          BROKERAGE
           UNDERWRITER             COMMISSIONS                ON REDEMPTION         COMMISSIONS         COMPENSATION
           -----------             -----------                -------------         -----------

 2000      Jefferson Pilot                $0                        $0                   $0                  $0
           Variable
           Corporation

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company, One Granite Place, Concord, New Hampshire 03301.

ITEM 31.  MANAGEMENT SERVICES.

      None.

ITEM  32.    UNDERTAKINGS

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as premium payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy Application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

      (d) Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No.IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 23rd day of February, 2001. ----

                   JPF VARIABLE ANNUITY
                   SEPARATE ACCOUNT

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                   Depositor

                   /s/ David A. Stonecipher
                   ----------------------------------------
                   David A. Stonecipher
                   Chairman of the Board,
                   Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                              Title                             Date
----------                              -----                             ----
/s/ David A. Stonecipher   Director; Chairman of the Board and     February 23, 2001
David A. Stonecipher       Chief Executive Office                       --

/s/ Kenneth C. Mlekush     Director;  President                    February 23, 2001
Kenneth C. Mlekush                                                      --

/s/ Dennis R. Glass        Director; Executive Vice President      February 23, 2001
Dennis R. Glass            and Chief Financial Officer                  --

/s/ Reggie D. Adamson      Senior Vice President                   February 23, 2001
Reggie D. Adamson          and Chief Accounting Officer                 --

/s/ Robert D. Bates        Director; Executive Vice President      February 23, 2001
Robert D. Bates                                                         --

/s/ Hoyt J. Phillips       Director; Senior                        February 23, 2001
Hoyt J. Phillips           Vice President                               --

                                 EXHIBIT INDEX

Exhibit No.                       Description of                        Page
                                     Exhibit                             No.
(10)